                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group

INTERNATIONAL







PROSPECTUS MARCH 30, 2006
--------------------------------------------------------------------------------
           DELAWARE INTERNATIONAL VALUE EQUITY FUND
           CLASS A [] CLASS B [] CLASS C [] CLASS R
           DELAWARE EMERGING MARKETS FUND
           CLASS A [] CLASS B [] CLASS C [] CLASS R
           DELAWARE GLOBAL VALUE FUND
           CLASS A [] CLASS B [] CLASS C [] CLASS R
           (FORMERLY DELAWARE INTERNATIONAL SMALL CAP VALUE FUND)






THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

..................................................................
FUND PROFILES                                              page 2
Delaware International Value Equity Fund                        2
Delaware Emerging Markets Fund                                  5
Delaware Global Value Fund                                      9
..................................................................
HOW THE FUNDS ARE MANAGED                                 page 13
Investment strategies                                          13
The securities we typically invest in                          16
The risks of investing in the Funds                            19
Disclosure of portfolio holdings information                   23
..................................................................
WHO MANAGES THE FUNDS                                     page 24
Investment manager                                             24
Portfolio managers                                             24
Who's who?                                                     27
..................................................................
ABOUT YOUR ACCOUNT                                        page 28
Investing in the Funds                                         28
   Choosing a share class                                      28
   Dealer compensation                                         31
How to reduce your sales charge                                32
How to buy shares                                              35
Fair valuation                                                 36
Retirement plans                                               36
Document delivery                                              36
How to redeem shares                                           37
Account minimums                                               38
Special services                                               39
Frequent trading of Fund shares                                40
Dividends, distributions and taxes                             42
Other investment policies and
   risk considerations                                         43
Certain management considerations                              44
Manager of managers structure                                  45
..................................................................
FINANCIAL HIGHLIGHTS                                      page 46
..................................................................
GLOSSARY                                                  page 52
..................................................................
APPENDIX A - BOND RATINGS                                 page 55
..................................................................
ADDITIONAL INFORMATION                                    page 56

PROFILE: DELAWARE INTERNATIONAL VALUE EQUITY FUND

WHAT IS THE FUND'S GOAL?

     Delaware International Value Equity Fund seeks long-term growth without undue risk to principal. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO should INVEST IN THE FUND

     o    Investors with long-term financial goals.

     o    Investors seeking exposure to foreign investments.

     o Investors willing to accept the risks involved with foreign investments, which are not ordinarily associated with domestic investments, such as currency, political and economic risks.

WHO should not INVEST IN THE FUND

     o    Investors with short-term financial goals.

     o    Investors seeking an investment in domestic securities.

     o Investors unwilling to accept the additional risks associated with foreign investment, such as currency, political and economic risks.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? The Fund invests primarily in equity securities that provide the potential for capital appreciation. At least 65% of the Fund's total assets will invest in equity securities of issuers from foreign countries. An issuer is considered to be from the country where it is located, where the majority of its assets are located or where it generates the majority of its operating income. The Fund may invest more than 25% of its total assets in the securities of issuers located in the same country.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities (the "80% policy"). The Fund's 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

The portfolio management team searches for undervalued companies that have potential for improvement that has not yet been recognized by others in the marketplace. These opportunities may exist because of temporary company-specific problems, or because the companies are in industries that may be out of favor. The portfolio management team believes that the potential for strong returns can be realized by assembling an international portfolio of fundamentally strong companies that have superior business prospects and that are priced below the team's estimate of intrinsic value. The portfolio management team focuses on out-of-favor stocks that have the potential to realize their intrinsic value within a three to five year time horizon.

In selecting investments for the Fund:

o Fundamental research and analysis are the driving forces behind each security chosen by the portfolio management team. Security selection is based on relative value comparisons, applying the team's understanding of industry cycles, global competitors and company specific variables. The investment process combines quantitative valuation screens with traditional in-depth fundamental analysis, experienced judgment and patience.

o The portfolio management team places great emphasis on those securities it believes can offer the best long-term appreciation within a three to five year horizon. The team constructs a portfolio of 45 to 55 holdings on a stock-by-stock basis, and the holdings are diversified across market capitalization, geography and economic sector.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability and generally more lax accounting and regulatory standards.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 19.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE INTERNATIONAL VALUE EQUITY FUND PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of Class A, B, C and R shares for one-year, five-year, ten-year and lifetime periods, as applicable. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. Please see the footnotes on page 4 for additional information about the expense caps.

YEAR-BY-YEAR TOTAL RETURN (Class A)

 20.23%    4.26%    9.03%    13.78%    -1.20%    -12.71%    -10.77%    39.97%    20.25%    11.84%
--------------------------------------------------------------------------------------------------
  1996     1997     1998      1999      2000      2001       2002       2003      2004      2005

During the periods illustrated in this bar chart, Class A's highest quarterly return was 21.98% for the quarter ended June 30, 2003 and its lowest quarterly return was -19.30% for the quarter ended September 30, 2002.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

                                                                                                                     10 YEARS OR
AVERAGE ANNUAL RETURNS for periods ending 12/31/05                                               1 YEAR     5 YEARS   LIFETIME**
--------------------------------------------------------------------------------------------------------------------------------
                                              Class A return before taxes                         5.39%       6.69%        7.82%

                                              Class A return after taxes on distributions         3.97%       6.04%        6.75%

                                              Class A return after taxes on distributions and
                                                 sale of Fund shares                              4.31%       5.55%        6.35%

                                              Class B return before taxes*                        7.07%       6.86%        7.85%

                                              Class C return before taxes*                       10.09%       7.19%        7.72%

                                              Class R return before taxes                        11.54%         N/A       21.97%

                                              Morgan Stanley Capital International (MSCI)
                                                 EAFE(R) (Europe, Australasia, Far East) Index
                                                 (reflects no deduction for fees,
                                                 expenses or taxes)                              14.02%       4.94%        6.18%**

  The Fund's returns above are compared to the performance of the MSCI EAFE Index. You should remember that, unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

  After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

 *Total returns assume redemption of shares at end of period. Ten-year returns for Class B shares reflect conversion to Class A shares after eight years. If shares were not redeemed, the returns for Class B would be 11.07%, 7.20% and 7.85% for the one-year, five-year and ten-year periods, respectively. If shares were not redeemed, the returns for Class C would be 11.09%, 7.19% and 7.72% for the one-year, five-year and ten-year periods, respectively.

**Lifetime returns are shown if the Fund or Class existed for less than 10 years. The inception date for Class R shares of the Fund was June 2, 2003. The MSCI EAFE Index returns are for 10 years. The MSCI EAFE Index reports returns on a monthly basis. The index return for Class R lifetime was 24.90%. The index return for the Class R lifetime period reflects the return from June 30, 2003 through December 31, 2005.

WHAT ARE THE DELAWARE INTERNATIONAL VALUE EQUITY
FUND'S FEES AND EXPENSES?                           CLASS                                            A        B        C       R
------------------------------------------------------------------------------------------------------------------------------------
SALES CHARGES are fees paid directly from your      Maximum sales charge (load) imposed
investments when you buy or sell shares of the       on purchases as a percentage of offering
Fund. You do not pay sales charges when you buy      price                                       5.75%     none     none    none
or sell Class R shares.
                                                    Maximum contingent deferred sales charge
                                                     (load) as a percentage of original
                                                     purchase price or redemption price,
                                                     whichever is lower                           none(1) 4.00%(2) 1.00%(3) none

                                                    Maximum sales charge (load) imposed on
                                                     reinvested dividends                         none     none     none    none


                                                    Redemption fees                               none     none     none    none

                                                    Exchange fees                                 none     none     none    none
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted from    Management fees                              0.83%    0.83%    0.83%   0.83%
the Fund's assets.
                                                    Distribution and service (12b-1) fees        0.30%    1.00%    1.00%   0.60%(4)

                                                    Other expenses                               0.35%    0.35%    0.35%   0.35%

                                                    Total operating expenses                     1.48%    2.18%    2.18%   1.78%

                                                    Fee waivers and expenses(5)                 (0.08%)  (0.08%)  (0.08%) (0.18%)

                                                    Net expenses                                 1.40%    2.10%    2.10%   1.60%

                                                    CLASS(6)               A        B(7)       B(7)        C          C        R
                                                                                      (if redeemed)        (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare        1 year              $709       $213       $613      $213       $313     $163
the cost of investing in the Fund to the cost of
investing in other mutual funds with similar        3 years           $1,009       $674       $940      $674       $674     $543
investment objectives. We show the cumulative
amount of Fund expenses on a hypothetical           5 years           $1,329     $1,162     $1,387    $1,162     $1,162     $948
investment of $10,000 with an annual 5% return
over the time shown.(6) This example reflects       10 years          $2,235     $2,330     $2,330    $2,507     $2,507   $2,080
the net operating expenses with waivers for the
one-year contractual period and total operating
expenses without waivers for years two through
10. This is an example only, and does not
represent future expenses, which may be greater
or less than those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.
(4) The Fund's Distributor has contracted to waive the Class R shares' 12b-1 fee through March 31, 2007 to no more than 0.50% of average daily net assets.
(5) The investment manager has contracted to waive fees and pay expenses through April 30, 2007 in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.10% of average daily net assets.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.
(7) The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

PROFILE: DELAWARE EMERGING MARKETS FUND

The Fund is closed to all new investors. Existing shareholders will be able to continue to add to their existing accounts through new purchases, including purchases through reinvestment of dividends or capital gains distributions, and exchanges. In addition, existing retirement plans will be able to add new participants and existing participants in such plans will be able to add to their accounts. However, if you sell all the shares in your account, your account will be closed and you will not be able to buy additional Fund shares or to reopen your account. The Fund reserves the right to modify this policy at any time.

WHAT IS THE FUND'S GOAL?

            Delaware Emerging Markets Fund seeks long-term capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO should INVEST IN THE FUND

            o Investors with long-term financial goals.

            o Investors seeking exposure to foreign investments.

            o Investors willing to accept the risks involved with foreign investments, which are not ordinarily associated with domestic investments, such as currency, political and economic risks.

WHO should not INVEST IN THE FUND

            o Investors with short-term financial goals.

            o  Investors seeking an investment in domestic securities.

            o Investors unwilling to accept the additional risks associated with foreign investment, such as currency, political and economic risks.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? The Fund invests primarily in equity securities of issuers from emerging foreign countries. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of issuers from countries whose economies are considered to be emerging or developing.

The Fund may invest up to 35% of its net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. The Fund may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities. The Fund may invest more than 25% of its total assets in the securities of issuers located in the same country.

Under normal circumstances, at least 80% of the Fund's net assets will be in investments of emerging market issuers (the "80% policy"). The Fund's 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

In selecting investments for the Fund,

o The Fund's portfolio managers strive to identify well-managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than or in line with the level of inflation. The Fund's portfolio managers then estimate what they think the value of those anticipated future dividends would be worth if those dividends were being paid today. The Fund's portfolio managers believe this gives them an estimate of the stock's true value. Because the Fund invests primarily in emerging countries, there may be less information available for the Fund's portfolio managers to use in making this analysis than is available for more developed countries.

o Currency analysis is an important part of the valuation exercise. The Fund's portfolio managers attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. These fluctuations can be even more pronounced for funds like Delaware Emerging Markets Fund, which invests in emerging countries. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Fund's investments and, therefore, the price of the Fund's shares may be more volatile than investments in more developed markets. Because the Fund invests in international securities, it will be affected by international investment risks related to currency valuations, political instability, economic instability or generally more lax accounting and regulatory standards.

High-yield, high risk foreign fixed-income securities are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Fund is considered to be "non-diversified" under federal laws that regulate mutual funds. This means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, all else being equal, adverse effects on a single security may affect a larger portion of the Fund's overall assets and subject the Fund to greater risks.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 19.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE EMERGING MARKETS FUND PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Class A shares have varied over the past nine calendar years as well as the average annual returns of Class A, B, and C shares for one-year, five-year and lifetime periods. Currently, financial information is not provided for Class R shares of the Delaware Emerging Markets Fund since the class has not yet commenced operations. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. Please see the footnotes on page 8 for additional information about the expense caps.

YEAR-BY-YEAR TOTAL RETURN (Class A)

 1997     1998     1999     2000     2001    2002     2003     2004    2005
--------------------------------------------------------------------------------
1.33%   -36.40%   54.48%   -24.36%   5.02%   3.54%   64.41%   32.28%   26.37%

During the periods illustrated in this bar chart, Class A's highest quarterly return was 25.52% for the quarter ended June 30, 1999 and its lowest quarterly return was -26.03% for the quarter ended June 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

                                                                                                 1 year     5 years   Lifetime**
AVERAGE ANNUAL RETURNS for periods ending 12/31/05                                                                     (6/10/96)
------------------------------------------------------------------------------------------------------------------------------------
                                                         Class A return before taxes             19.14%      23.01%        8.33%

                                                         Class A return after taxes on
                                                           distributions                         17.17%      22.06%        7.46%

                                                         Class A return after taxes on
                                                           distributions and sale of
                                                           Fund shares                           13.08%      20.00%        6.80%

                                                         Class B return before taxes*            21.40%      23.34%        8.34%

                                                         Class C return before taxes*            24.42%      23.56%        8.21%

                                                         MSCI Emerging Markets Index(SM)
                                                           (reflects no deduction for fees,
                                                           expenses or taxes)                    34.54%      19.44%        6.23%**

  The Fund's returns above are compared to the performance of the MSCI Emerging Markets Index. You should remember that, unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

  After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

 *Total returns assume redemption of shares at end of period. Lifetime returns for Class B shares reflect conversion to Class A shares after eight years. If shares were not redeemed, the returns for Class B would be 25.40%, 23.53% and 8.34% for the one-year, five-year and lifetime periods, respectively. If shares were not redeemed, the returns for Class C would be 25.42%, 23.56% and 8.21% for the one-year, five-year and lifetime periods, respectively.
**The MSCI Emerging Markets Index return shown is for the Class A, Class B and
  Class C lifetime periods. The MSCI Emerging Markets Index reports returns on a monthly basis. This figure reflects the returns from June 30, 1996 through December 31, 2005.

WHAT ARE THE DELAWARE EMERGING MARKETS FUND'S
FEES AND EXPENSES?                                  CLASS                                            A        B        C       R
------------------------------------------------------------------------------------------------------------------------------------
SALES CHARGES are fees paid directly from your      Maximum sales charge (load) imposed on
investments when you buy or sell shares of the       purchases as a percentage of offering       5.75%     none     none    none
Fund. You do not pay sales charges when you buy      price
or sell Class R shares.
                                                    Maximum contingent deferred sales charge
                                                     (load) as a percentage of original
                                                     purchase price or redemption price,
                                                     whichever is lower                           none(1) 4.00%(2) 1.00%(3) none

                                                    Maximum sales charge (load) imposed on
                                                     reinvested dividends                         none     none     none    none

                                                    Redemption fees                               none     none     none    none

                                                    Exchange fees                                 none     none     none    none
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted from    Management fees                              1.23%    1.23%    1.23%   1.23%
the Fund's assets.

                                                    Distribution and service (12b-1) fees        0.30%(4) 1.00%    1.00%   0.60%(4)

                                                    Other expenses                               0.49%    0.49%    0.49%   0.49%

                                                    Total annual fund operating expenses         2.02%    2.72%    2.72%   2.32%

                                                    Fee waivers and payments                    (0.05%)(4)  N/A      N/A  (0.10%)(4)

                                                    Net expenses                                 1.97%    2.72%    2.72%   2.22%


                                                    CLASS(5)               A        B(6)       B(6)         C         C        R
                                                                                      (if redeemed)        (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the    1 year              $768       $275       $675      $275       $375     $235
cost of investing in the Fund to the cost of
investing in other mutual funds with similar        3 years           $1,172       $844     $1,119      $844       $844     $725
investment objectives. We show the cumulative
amount of Fund expenses on a hypothetical           5 years           $1,600     $1,440     $1,665    $1,440     $1,440   $1,240
investment of $10,000 with an annual 5% return
over the time shown.(5) For Class A and Class R     10 years          $2,788     $2,883     $2,883    $3,051     $3,051   $2,666
shares, this example reflects the net operating
expenses with waivers for the one-year
contractual period and the total operating
expenses without waivers for years two through
10. For Class B and Class C shares, this example
assumes that the Fund's total operating expenses
remain unchanged in each of the periods shown.
This is an example only, and does not represent
future expenses, which may be greater or less
than those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.
(4) The Fund's Distributor has contracted to limit the Class A and Class R shares' 12b-1 fees through March 31, 2007 to no more than 0.25% and 0.50%, respectively, of average daily net assets.
(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.
(6) The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

PROFILE: DELAWARE GLOBAL VALUE FUND

WHAT IS THE FUND'S GOAL?

            Delaware Global Value Fund seeks long-term capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO should INVEST IN THE FUND

            o Investors with long-term financial goals.

            o Investors seeking exposure to foreign investments.

            o Investors willing to accept the risks involved with foreign investments, which are not ordinarily associated with domestic investments, such as currency, political and economic risks.

WHO should not INVEST IN THE FUND

            o Investors with short-term financial goals.

            o Investors seeking an investment primarily in domestic equity securities.

            o Investors unwilling to accept the additional risks associated with foreign investment, including risks associated with investing in emerging markets, such as currency, political and economic risks.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Delaware Global Value Fund seeks to achieve its objective by investing primarily in U.S. and non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of issuers located throughout the world, including the United States. The Fund may invest in companies across all market capitalizations, although the Fund will typically invest in mid- and large-cap equity securities. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country; however, the Fund will limit investments in emerging markets securities to 10% of the Fund's net assets. To determine how much of the Fund's assets to allocate to international stocks and how much to allocate to U.S. stocks, the Fund's portfolio management teams compare the potential return of each asset class in the context of their expectations for inflation, economic growth and political stability in various regions around the world.

In selecting non-U.S. investments for the Fund,

o The Delaware International Equity Team searches for undervalued companies that have potential for improvement that is not yet recognized by others in the marketplace. These opportunities may exist because of temporary company-specific problems, or because the companies are in industries that may be out of favor.

o The Delaware International Equity Team believes that the potential for exceptional returns can be realized by assembling an international portfolio of fundamentally strong companies that have superior business prospects and that are priced below the team's estimate of intrinsic value.

o Fundamental research and analysis are the driving forces behind each security chosen by the Delaware International Equity Team. Security selection is based on relative value comparisons, applying the team's understanding of industry cycles, global competitors, and company specific variables. The investment process combines quantitative valuation screens with traditional in-depth fundamental analysis, experienced judgment, and patience.

o The Delaware International Equity Team places great emphasis on those securities it believes can offer the best long-term appreciation within a three to five year horizon. The team constructs a portfolio of 45 to 55 holdings on a stock-by-stock basis, and the holdings are diversified across market capitalization, geography and economic sectors.

In selecting U.S. investments for the Fund,

o The Delaware Large Cap Value Focus Team selects securities it believes are undervalued in relation to their intrinsic value. The Delaware Large Cap Value Focus Team evaluates securities by considering multiple factors, including earnings, cash flow potential, the asset value of an issuer and, in certain cases, a company's plans for future operations.

o Using a value-oriented investment philosophy and a research-intensive approach, the Delaware Large Cap Value Focus Team invests primarily in mid- to large-capitalization companies which it believes have long-term capital appreciation potential. When selecting securities, the Delaware Large Cap Value Focus Team considers estimated present or future values, earnings growth prospects, expected return on equity and dividend yield, the financial condition of the issuer and other qualitative factors.

The Fund may invest up to 35% of its net assets in fixed-income securities, including up to 15% of its net assets in high-yield, high-risk foreign fixed income securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies, and changes in currency exchange rates. To the extent the Fund invests in fixed-income securities, it may also be affected by changes in U.S. and foreign interest rates. Investments in small- and mid-capitalization securities tend to be more volatile than investments in larger capitalization securities. Investments in foreign securities, whether equity or fixed-income, involve special risks including those related to currency fluctuations, as well as to political, economic and social situations different from, and potentially more volatile than, those in the U.S. In addition, the accounting, tax and financial reporting standards of foreign countries are different from and may be less reliable or comprehensive than those relating to U.S. issuers. Investments in emerging markets may present greater risks than investing in more developed countries, including risks of appropriation, adverse changes in tax regulations and currency controls. High-yield, high risk fixed-income securities that the Fund may invest in are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 19.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE GLOBAL VALUE FUND PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how the annual returns for the Fund's Class A shares have varied for the past eight calendar years, as well as the average annual returns of Class A, B and C shares for one-year, five-year and lifetime periods, if applicable. Currently, performance information is not provided for Class R shares of the Delaware Global Value Fund since the class has not yet commenced operations. Prior to September 1, 2001, the Fund had not engaged in a broad distribution effort of its shares and had been subject to limited redemption requests. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps that were in effect during certain of these periods and which may have been lower than the Fund's current expenses. The returns would be lower without the expense caps. Please see the footnotes on page 12 for additional information about the expense caps.

YEAR-BY-YEAR TOTAL RETURN (Class A)*

 1998    1999     2000     2001     2002      2003     2004     2005
---------------------------------------------------------------------
5.83%   23.20%   -2.66%   -5.91%   -13.42%   46.72%   26.13%   13.21%

  During the periods illustrated in this bar chart, the Class A's highest quarterly return was 22.39% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.73% for the quarter ended September 30, 2002.

  The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

* On December 15, 2005, the Fund's Board of Trustees approved changes to the Fund's investment strategy. These changes, which became effective on March 30, 2006, allow the Fund to invest a significant portion of its assets in U.S. equity securities and also allow the Fund to invest in securities of issuers of all sizes, thereby eliminating the Fund's prior focus on the securities of small capitalization issuers. Accordingly, the Fund no longer invests at least 80% of its net assets in the securities of small capitalization issuers. Prior to March 30, 2006, the Fund was sub-advised by Mondrian Investment Partners Limited. Since March 30, 2006, the Fund has been managed by portfolio management teams within Delaware Management Company. The historical returns do not reflect these changes.

  In connection with the investment strategy changes noted above, the maximum annual investment advisory fee with respect to the Fund was reduced from 1.25% to 0.85% effective March 30, 2006. In addition, effective March 30, 2006, the name of the Fund was changed from Delaware International Small Cap Value Fund to Delaware Global Value Fund. The use of the term "global" in the Fund's name indicates that the Fund invests in both domestic and foreign securities, as opposed to an "international" fund that invest primarily in foreign securities. The historical returns do not reflect these changes.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05                                               1 year     5 years     Lifetime**
------------------------------------------------------------------------------------------------------------------------------------
                                                         Class A return before taxes              6.69%       9.96%        9.41%

                                                         Class A return after taxes on
                                                          distributions                           4.04%       8.97%        7.66%

                                                         Class A return after taxes on
                                                          distributions and sale of Fund
                                                          shares                                  6.58%       8.38%        7.36%

                                                         Class B return before taxes*             8.49%         N/A       15.98%

                                                         Class C return before taxes*            11.42%         N/A       16.33%

                                                         MSCI EAFE(R) Index (Europe,
                                                          Australasia, Far East)
                                                          (reflects no deduction for fees,
                                                          expenses or taxes)                     14.02%       4.94%        6.68%**

                                                         Citigroup World ex-U.S. EMI (Extended
                                                          Market Index)
                                                          (reflects no deduction for fees,
                                                          expenses or taxes)                     22.09%      13.56%       11.25%**

                                                         MSCI ACWI (All Country World Index)
                                                          Index(SM)***
                                                          (reflects no deduction for fees,
                                                          expenses or taxes)                     11.37%       3.41%        5.84%

   The Fund's returns above are compared to the performance of the MSCI EAFE Index, the Citigroup World ex-U.S. EMI Index and the MSCI ACWI Index. The MSCI EAFE Index consists primarily of larger stocks from developed foreign countries. The Citigroup World ex-U.S. EMI Index consists primarily of smaller stocks from developed foreign countries. The MSCI ACWI Index measures equity market performance in the global, developed and emerging markets. You should remember that, unlike the Fund, each Index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund's returns shown above.

   After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

  *Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns for Class B would be 12.42% and 16.30% for the one-year and lifetime periods, respectively. If shares were not redeemed, the returns for Class C would be 12.40% and 16.33% for the one-year and lifetime periods, respectively.

 **The inception dates for Class A, Class B and Class C shares of Delaware
   Global Value Fund were December 19, 1997, September 28, 2001 and September 28, 2001, respectively. The Index returns shown are for the Class A lifetime period. The MSCI EAFE Index return for Class B and Class C lifetime period was 13.73%. The Citigroup World ex-U.S. EMI Index return for Class B and Class C lifetime period was 23.18%. The MSCI ACWI Index return for Class B and Class C lifetime period was 10.67%. The Indexes all report returns on a monthly basis. These figures reflect the return for Class A shares from December 31, 1997 through December 31, 2005 and the return for Class B and Class C shares from September 30, 2001 through December 31, 2005.

***The MSCI ACWI Index is replacing the MSCI EAFE Index and the Citigroup World ex-U.S. EMI Index as the Fund's benchmark. As a result of the changes in the Fund's investment strategy, as discussed above, the investment manager believes the composition of the MSCI ACWI Index better reflects the Fund's investments. The MSCI EAFE Index and the Citigroup World ex-U.S. EMI Index may be excluded from this comparison in the future.

WHAT ARE THE DELAWARE GLOBAL VALUE FUND'S FEES
AND EXPENSES?                                       CLASS                                            A        B        C       R
------------------------------------------------------------------------------------------------------------------------------------
SALES CHARGES are fees paid directly from your      Maximum sales charge (load) imposed on
investments when you buy or sell shares of the       purchases as a percentage of offering
Fund. You do not pay sales charges when you buy      price                                       5.75%     none     none    None
or sell Class R shares.

                                                    Maximum contingent deferred sales charge
                                                     (load) as a percentage of original
                                                     purchase price or redemption price,
                                                     whichever is lower                           none(1) 4.00%(2) 1.00%(3) None

                                                    Maximum sales charge (load) imposed on
                                                     reinvested dividends                         none     none     none    None

                                                    Redemption fees                               none     none     none    None

                                                    Exchange fees                                 none     none     none    None
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted from    Management fees(4)                           0.85%    0.85%    0.85%   0.85%
the Fund's assets.
                                                    Distribution and service (12b-1) fees        0.30%(5) 1.00%    1.00%   0.60%(5)

                                                    Other expenses                               0.58%    0.58%    0.58%   0.58%

                                                    Total annual fund operating expenses         1.73%    2.43%    2.43%   2.03%

                                                    Fee waivers and payments(6)                 (0.28%)  (0.23%)  (0.23%) (0.33%)

                                                    Net expenses                                 1.45%    2.20%    2.20%   1.70%

                                                    CLASS(7)               A        B(8)       B(8)        C          C        R
                                                                                      (if redeemed)        (if redeemed)
--------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the    1 year              $714       $223       $623      $223       $323     $173
cost of investing in the Fund to the cost of
investing in other mutual funds with similar        3 years           $1,063       $736     $1,011      $736       $736     $605
investment objectives. We show the cumulative
amount of Fund expenses on a hypothetical           5 years           $1,435     $1,275     $1,500    $1,275     $1,275   $1,063
investment of $10,000 with an annual 5% return
over the time shown.(7) This example reflects       10 years          $2,477     $2,576     $2,576    $2,749     $2,749   $2,332
the net operating expenses with waivers for the
one-year contractual period and total operations
expenses without waivers for years two through
10. This is an example only, and does not
represent future expenses, which may be greater
or less than those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a CDSC of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.
(4) Management fees have been restated in the current fiscal period due to the change in the investment strategy.
(5) The Fund's Distributor has contracted to limit the Class A and Class R shares' 12b-1 fees through March 31, 2007 to no more than 0.25% and 0.50%, respectively, of average daily net assets.
(6) The investment manager has contracted to waive fees and pay expenses through March 31, 2007, in order to prevent total operating expenses (excluding any 12b-1 fees, taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.20% of average daily net assets.
(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.
(8) The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

HOW THE FUNDS ARE MANAGED

The Funds' portfolio managers take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

INVESTMENT STRATEGIES

The Funds' portfolio managers research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that they think are the best investments for a particular Fund. The following are descriptions of how the portfolio managers pursue the Funds' investment goals.

Each Fund's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If an objective were changed, the Fund would notify shareholders before the change became effective.

DELAWARE INTERNATIONAL VALUE EQUITY FUND
Delaware International Value Equity Fund seeks long-term growth without undue risk to principal. The Fund's portfolio management team invests primarily in equity securities, including common or ordinary stocks, which provide the potential for capital appreciation. The portfolio management team's strategy would commonly be described as a value strategy. That is, the Fund's portfolio management team strives to purchase stocks that are selling for less than what it believes their value is.

In selecting foreign stocks, the portfolio management team's philosophy is based on the concept that adversity creates opportunity and that transitory problems can be overcome by well-managed companies. The team uses an approach that combines quantitative, valuation-based screening at the early stages followed by comprehensive company and industry specific research. The team's philosophy and process are based on the concept that valuation screens serve solely as a starting point in the creation of a portfolio of undervalued stocks because accounting measures only approximate the intrinsic value of any company. The team's investment universe segmentation prioritizes its research and its bottom-up contrarian investment style seeks to identify mispriced securities.

The Fund may purchase securities in any foreign country, developed or emerging; however, the portfolio management team currently anticipates investing in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Korea, Mexico, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan and the United Kingdom. While this is a representative list, the Fund may also invest in countries not listed here.

The Fund's portfolio management team generally maintains a long-term focus in the Fund, seeking companies that it believes will perform well over the next three to five years.

DELAWARE EMERGING MARKETS FUND
Delaware Emerging Markets Fund seeks long-term capital appreciation. The Fund may invest in a broad range of equity securities, including common or ordinary stocks. Our primary emphasis will be on the stocks of companies considered to be from an emerging country.

The Fund's portfolio managers consider an "emerging country" to be any country that is:

o generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation;

o classified by the United Nations as developing; or

o included in the International Finance Corporation Free Index or the MSCI Emerging Markets Index.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where the Fund's portfolio management team may invest includes: Argentina, Brazil, Chile, China, Croatia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Panama, Poland, Republic of Korea, Russia, South Africa, Taiwan and Thailand. The Fund's portfolio managers may invest in other countries, particularly as markets in other emerging countries develop.

In deciding whether a company is from an emerging country, the Fund's portfolio managers evaluate publicly available information and question individual companies to determine if the company meets one of the following criteria:

o the principal trading market for the company's securities is in a country that is emerging;

o the company generates 50% or more of its annual revenue from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets;

o the company is organized under the laws of an emerging market country and has a principal office in an emerging country.

Currently, investing in many emerging countries is not feasible or may involve significant political risks. The Fund's portfolio managers focus their investments in emerging countries where they consider the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest, the Fund's portfolio managers place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. The Fund's portfolio managers believe investment opportunities may result from an evolving long-term trend favoring market-oriented economies, a trend that may particularly benefit countries having developing markets.

When the Fund's portfolio managers evaluate individual companies they strive to apply a value-oriented selection process, that is, the Fund's portfolio managers strive to purchase stocks that are selling for less than what they believe their value is. In order to determine what they believe a security's value is, they evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. The Fund's portfolio managers then analyze what that income would be worth if paid today. That helps them decide what they think the security is worth today. The Fund's portfolio managers then compare their determination of the security's value to its current price to determine if it is a good value. The Fund's portfolio managers use income as an indicator of value because they believe it allows them to compare securities across different sectors and different countries-all using one measurement standard. The Fund's portfolio managers can even use this analysis to compare stocks to bonds. The Fund's portfolio managers also evaluate other traditional value characteristics. However, in emerging markets, more emphasis needs to be placed on the portfolio managers' assessment of the company's risk of missing our forecast. Risk adjusted return forecasts are therefore of crucial importance in constructing the portfolio.

The Fund may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities. This typically includes so-called Brady Bonds.

DELAWARE GLOBAL VALUE FUND

The equity securities in which the Fund may invest include common or ordinary stocks, preferred stocks, rights or warrants to purchase common or ordinary stocks and securities convertible into common or ordinary stocks. The Fund may also invest in foreign companies through sponsored or unsponsored Depositary Receipts, which are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Fund may invest in securities issued in any currency and may hold foreign currency.

When selecting equity securities of non-U.S. companies for the Fund, Delaware's International Equity Team seeks to identify undervalued securities by employing relative value comparisons of industry cycles, global competitors and company-specific financial variables. The multi-step process used by the International Equity Team blends the latest research software tools and data with traditional fundamental analysis, experienced judgment and patience. The International Team may also invest in small-cap issues from time to time.

When selecting equity securities of U.S. companies for the Fund, Delaware's Large Cap Value Focus Team will follow a value-oriented investment philosophy using a research-intensive approach that considers factors such as:

o a security price that reflects a market valuation that is judged to be below the estimated present or future value of the company;

o Favorable earnings growth prospects;

o Expected above-average return on equity and dividend yield;

o The financial condition of the issuer; and

o Various qualitative factors.

While the Fund may purchase securities in any foreign country, including developed, developing, or emerging market countries, it is currently anticipated that the countries in which the Fund may invest will include, but not be limited to, Australia, Finland, France, Germany, Hong Kong/China, Ireland, Italy, Japan, the Netherlands, New Zealand, Singapore, Spain, Sweden, United States and the United Kingdom. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of such countries.

The Fund may also invest in convertible preferred stocks that offer enhanced yield features, such as preferred equity redemption cumulative stock, and certain other non-traditional equity securities.

The Fund may invest up to 35% of its net assets in U.S. and foreign fixed-income securities, including those issued by emerging country companies and foreign governments, their agencies, instrumentalities or political subdivisions. Up to 15% of these fixed-income securities may be high-yield, high risk fixed-income securities (commonly known as junk bonds) rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the Fund's portfolio managers to be of equivalent quality and which present special investment risks.

THE SECURITIES WE TYPICALLY INVEST IN
Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation potential. The Funds holdings will generally be denominated in a foreign currency.

------------------------------------------------------------------------------------------------------------------------------------
                   SECURITIES                                                   HOW THE FUNDS USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                           Delaware                    Delaware               Delaware
                                                      International Value         Emerging Markets           Global Value
                                                         Equity Fund                    Fund                     Fund
------------------------------------------------------------------------------------------------------------------------------------
COMMON OR ORDINARY STOCKS: Securities that        Under normal circumstances, the Funds will generally invest their assets in
represent shares of ownership in a corporation.   common or ordinary stocks, some of which may be dividend-paying stocks.
Stockholders participate in the corporation's
profits and losses proportionate to the number
of shares they own.

AMERICAN DEPOSITARY RECEIPTS (ADRs), EUROPEAN     Each Fund may invest in sponsored and unsponsored ADRs, EDRs and GDRs, generally
DEPOSITARY RECEIPTS (EDRs), AND GLOBAL            focusing on those whose underlying securities are issued by foreign entities.
DEPOSITARY RECEIPTS (GDRs): ADRs are receipts     Sponsored depositary receipts are issued jointly by the issuer of the underlying
issued by a U.S. depositary (usually a U.S.       security and the depositary, and unsponsored depositary receipts are issued by
bank) and EDRs and GDRs are receipts issued by    the depositary without the participation of the issuer of the underlying
a depositary outside of the U.S. (usually a       security.
non-U.S. bank or trust company or a foreign
branch of a U.S. bank). Depositary receipts       To determine whether to purchase a security in a foreign market or through a
represent an ownership interest in an             depositary receipt, the Funds' portfolio managers evaluate the price levels, the
underlying security that is held by the           transaction costs, taxes and administrative costs or other relevant factors
depositary. Generally, the underlying security    involved with each security to try to identify the most efficient choice.
represented by an ADR is issued by a foreign
issuer and the underlying security represented
by an EDR or GDR may be issued by a foreign or
U.S. issuer. Generally, the holder of the
depositary receipt is entitled to all payments
of interest, dividends or capital gains that
are made on the underlying security.

FOREIGN CURRENCY TRANSACTIONS: A forward          Although the Funds value their assets daily in U.S. dollars, they do not intend
foreign currency exchange contract involves an    to convert their holdings of foreign currencies into U.S. dollars on a daily
obligation to purchase or sell a specific         basis. Each Fund will, however, from time to time, purchase or sell foreign
currency on a fixed future date at a price that   currencies and/or engage in forward foreign currency exchange transactions. Each
is set at the time of the contract. The future    Fund may conduct its foreign currency transactions on a cash basis at the rate
date may be any number of days from the date of   prevailing in the foreign currency exchange market or through a forward foreign
the contract as agreed by the parties involved.   currency exchange contract or forward contract.

                                                  A Fund may use forward contracts for defensive hedging purposes to attempt to protect the value of the Fund's current security or currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to "lock-in"
                                                  the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Funds will not use forward contracts for speculative purposes.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                   SECURITIES                                                   HOW THE FUNDS USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                           Delaware                    Delaware                Delaware
                                                      International Value         Emerging Markets           Global Value
                                                         Equity Fund                    Fund                     Fund
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: In some            The Fund may hold investment company securities if the Fund's portfolio managers
countries, investments by U.S. mutual funds are   believe the country offers good investment opportunities. Such investment
generally made by purchasing shares of            companies may be open-end or closed-end investment companies. These investments
investment companies that in turn invest in the   involve an indirect payment by a Fund's shareholders of a portion of the
securities of such countries.                     expenses of the other investment companies, including their advisory fees.

RESTRICTED SECURITIES: Privately placed           The Funds may invest in privately placed securities, including those that are securities whose resale is restricted under U.S.  eligible for resale only among certain institutional buyers without
securities laws.                                  registration, which are commonly known as "Rule 144A Securities." Restricted securities that are determined to be illiquid may not exceed a Fund's limit on illiquid securities, which is described below.

ILLIQUID SECURITIES: Securities that do not       The Fund may invest up        The Fund may invest up to 15% of the Fund's net
have a ready market, and cannot be easily sold    to 10% of the Fund's          assets in illiquid securities.
within seven days at approximately the price at   net assets in illiquid
which a fund has valued them.                     securities.

FOREIGN CORPORATE AND GOVERNMENT BONDS: Debt      The Funds may invest a portion of their assets in foreign, corporate or
obligations issued by foreign corporations,       government fixed income securities consistent with their investment policies
foreign governments, or a foreign agency,         (such as market or capitalization), when, in our opinion, they offer attractive
instrumentality or political subdivision of       opportunities relative to those available through equity securities.
such governments.
                                                  Although not a principal strategy of the Funds, for temporary defensive purposes, a Fund may invest all or a substantial portion of its assets in these securities rated AA or better by S&P and Aa or better by Moody's, or if unrated, determined to be of comparable quality.

HIGH-YIELD, HIGH RISK FIXED-INCOME SECURITIES:    The Fund does not             The Fund may invest       The Fund may invest
Securities that are rated lower than BBB by S&P   make it a practice            up to 35% of its net      up to 15% of its net
or Baa by Moody's, or if unrated, have equal      to invest in                  assets in high-yield,     assets in high-yield,
quality. These securities may be issued by        these securities.             high risk foreign         high risk U.S. and
companies, governments, or governmental                                         fixed-income              foreign fixed-income
entities of emerging or developing countries                                    securities.               securities.
which may be less creditworthy. A primary risk,
which may be substantial, is that these                                                                   The Fund will not
companies, governments or entities may not be                                                             purchase securities
able to make interest or principal payments. An                                                           rated lower than C by
additional risk is that the value of these                                                                S&P or Ca by Moody's
securities may decline significantly.                                                                     or, if unrated, are
                                                                                                          considered by the
                                                                                                          Fund's portfolio
                                                                                                          management team to
                                                                                                          be an equivalent
                                                                                                          quality to such ratings.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                   SECURITIES                                                   HOW THE FUNDS USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                           Delaware                    Delaware                Delaware
                                                      International Value         Emerging Markets           Global Value
                                                         Equity Fund                    Fund                     Fund
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement between a     Typically, the Funds use repurchase agreements as a short-term investment for a
buyer of securities, such as a Fund, and a        Fund's cash position. In order to enter into these repurchase agreements, a Fund
seller of securities, in which the seller         must have collateral of 102% of the repurchase price. The Funds will only enter
agrees to buy the securities back within a        into repurchase agreements in which the collateral is comprised of U.S.
specified time at the same price the buyer paid   government securities.
for them, plus an amount equal to an agreed
upon interest rate. Repurchase agreements are
often viewed as equivalent to cash.

REAL ESTATE INVESTMENT TRUSTS (REITs): REITs      The Funds do not generally invest in these securities.
are pooled investment vehicles which invest
primarily in income-producing real estate or
real estate related loans or interests. REITs
are generally classified as equity REITs,
mortgage REITs or a combination of equity and
mortgage REITs. Equity REITs invest the
majority of their assets directly in real
property and derive income primarily from the
collection of rents. Equity REITs can also
realize capital gains by selling properties
that have appreciated in value. Mortgage REITs
invest the majority of their assets in real
estate mortgages and derive income from the
collection of interest payments.
------------------------------------------------------------------------------------------------------------------------------------

The Funds may also invest in other securities, including preferred stocks, convertible securities, warrants, futures and options. Please see the Statement of Additional Information (SAI) for additional descriptions of these securities as well as those listed in the table above.

BORROWING FROM BANKS Each Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. A Fund will be required to pay interest to the lending banks on the amounts borrowed. As a result, borrowing money could result in a Fund being unable to meet its investment objective.

LENDING SECURITIES Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for use in their securities transactions. Borrowers of a Fund's securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions may generate additional income for the Funds.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, each Fund may hold a substantial part of its assets in cash or cash equivalents. These investments may not be consistent with a Fund's investment objective. To the extent that a Fund holds these investments, the Fund may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Funds' annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. A turnover rate of 100% would occur, for example, if a Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

THE RISKS OF INVESTING IN THE FUNDS
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the chief risks you assume when investing in the Funds. Please see the SAI for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                        RISKS                                       HOW THE FUNDS STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                           Delaware                    Delaware                Delaware
                                                      International Value         Emerging Markets           Global Value
                                                         Equity Fund                    Fund                     Fund
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority    The Funds' portfolio managers maintain a long-term investment approach and focus
of the securities in a certain market--like the   on stocks they believe can appreciate over an extended time frame regardless of
stock or bond market--or in a certain country     interim market fluctuations. In deciding what portion of a Funds' portfolio
or region will decline in value because of        should be invested in any individual country, the portfolio managers evaluate a
factors such as economic conditions, future       variety of factors, including opportunities and risks relative to other
expectations or investor confidence.              countries. The Funds' portfolio managers do not try to predict overall stock market movements and do not trade for short-term purposes.

INDUSTRY AND SECURITY RISK Industry risk is the   The Funds' portfolio managers typically hold a number of different securities in
risk that the value of securities in a            a variety of sectors in order to minimize the impact that a poorly performing
particular industry will decline because of       security would have on a Fund. Security risk is more significant for Delaware
changing expectations for the performance of      Emerging Markets Fund, which is a non-diversified fund.
that industry. Securities risk is the risk that
the value of an individual stock or bond will
decline because of changing expectations for
the performance of the individual company
issuing the stock or bond.

EMERGING MARKETS RISK is the possibility that     The Fund, to the              The Fund is subject to    The Fund may invest in
the risks associated with international           limited extent that it        this risk. Striving to    emerging market
investing will be greater in emerging markets     invests in emerging           manage this risk, the     securities. Striving to
than in more developed foreign markets because,   markets, is subject to        portfolio managers        manage this risk, the
among other things, emerging markets may have     this risk. Striving to        carefully screen          portfolio managers
less stable political and economic environments.  manage this risk, the         securities within         carefully screen
In addition, in many emerging markets, there is   portfolio managers            emerging markets and      securities within
substantially less publicly available             carefully screen              attempt to consider       emerging markets and
information about issuers and the information     securities within             material risks            attempt to consider
about issuers and the information that is         emerging markets and          associated with an        material risks
available tends to be of a lesser quality.        attempt to consider           individual company or     associated with an
Economic structures and markets tend to be less   material risks                bond issuer. The          individual company or
mature and diverse and the securities markets     associated with an            Fund's portfolio          bond issuer.
which are subject to less government regulation   individual company or         managers cannot
or supervision may also be smaller, less liquid   bond issuer.                  eliminate emerging
and subject to greater price volatility.                                        market risk and
                                                                                consequently
                                                                                encourage shareholders
                                                                                to invest in the Fund
                                                                                only if they have a
                                                                                long-term time
                                                                                horizon, over which the
                                                                                potential of individual
                                                                                securities is more likely
                                                                                to be realized.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        RISKS                                       HOW THE FUNDS STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                           Delaware                    Delaware                 Delaware
                                                      International Value          Emerging Markets           Global Value
                                                         Equity Fund                     Fund                     Fund
------------------------------------------------------------------------------------------------------------------------------------
POLITICAL RISK is the risk that countries or an   The Funds' portfolio managers evaluate the political situations in the countries
entire region may experience political            where they invest and take into account any potential risks before they select
instability. This may cause greater fluctuation   securities for the portfolio. However, there is no way to eliminate political
in the value and liquidity of investments due     risk when investing internationally. In emerging markets political risk is
to changes in currency exchange rates,            typically more likely to affect the economy and share prices than in developed
governmental seizures or nationalization of       markets.
assets.

CURRENCY RISK is the risk that the value of a     Each Fund may try to hedge its currency risk by purchasing foreign currency
fund's investments may be negatively affected     exchange contracts. If a Fund agrees to purchase or sell foreign securities at a
by changes in foreign currency exchange rates.    pre-set price on a future date, the Fund may attempt to protect the value of a
Adverse changes in exchange rates may reduce or   security it owns from future changes in currency rates. If a Fund has agreed to
eliminate any gains produced by investments       purchase or sell a security, it may also use foreign currency exchange contracts
that are denominated in foreign currencies and    to "lock-in" the security's price in terms of U.S. dollars or another applicable
may increase any losses.                          currency. Each Fund may use forward currency exchange contracts only for defensive or protective measures, not to enhance portfolio returns. However, there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.

INFORMATION RISK is the risk that foreign         The Funds' portfolio managers conduct fundamental research on the companies they
companies may be subject to different             invest in rather than relying solely on information available through financial
accounting, auditing and financial reporting      reporting. As part of our worldwide research process, the Funds' portfolio
standards than U.S. companies. There may be       managers emphasize company visits. The Funds' portfolio managers believe this
less information available about foreign          will help them to better uncover any potential weaknesses in individual
issuers than domestic issuers. Furthermore,       companies.
regulatory oversight of foreign issuers may be
less stringent or less consistently applied
than in the U.S.

INEFFICIENT MARKET RISK is the risk that          The Funds will attempt to reduce these risks by investing in a number of
foreign markets may be less liquid, have          different countries, noting trends in the economy, industries and financial
greater price volatility, less regulation and     markets.
higher transaction costs than U.S. markets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        RISKS                                       HOW THE FUNDS STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                           Delaware                    Delaware                 Delaware
                                                      International Value          Emerging Markets           Global Value
                                                         Equity Fund                     Fund                     Fund
------------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY RISK is the risk that prices of     The Fund typically            The Fund may invest in    The Fund typically
smaller companies may be more volatile than       focuses its investments       small companies and       focuses its investments
larger companies because of limited financial     in larger companies.          would be subject to this  in larger companies.
resources or dependence on narrow product lines.                                risk. Although the Fund
                                                                                typically holds a
                                                                                number of different
                                                                                stocks in order to
                                                                                reduce the impact that
                                                                                one small company
                                                                                stock would have on the
                                                                                Fund, because this is a
                                                                                non-diversified fund,
                                                                                it is possible that a
                                                                                smaller company
                                                                                holding could be a
                                                                                significant holding and
                                                                                subject the Fund to
                                                                                greater risk. The Fund
                                                                                attempts to reduce this
                                                                                risk by diversifying its
                                                                                investments.

NON-DIVERSIFIED FUND RISK is the risk that        The Fund is a                 The Fund will not be      The Fund is a
non-diversified funds are believed to be          diversified fund, and is      diversified under         diversified fund, and is
subject to greater risks because adverse          not subject to this risk.     the 1940 Act.             not subject to this risk.
effects on their security holdings may affect a                                 Non-diversified
larger portion of their overall assets.                                         investment companies
                                                                                have the flexibility to
                                                                                invest as much as 50%
                                                                                of their assets in as few
                                                                                as two issuers with no
                                                                                single issuer accounting
                                                                                for more than 25% of
                                                                                the portfolio. The
                                                                                remaining 50% of the
                                                                                portfolio must be
                                                                                diversified so that no
                                                                                more than 5% of a
                                                                                fund's assets is invested
                                                                                in the securities of a
                                                                                single issuer, with
                                                                                certain exceptions.

TRANSACTION COSTS RISK relates to the costs of    Each Fund is subject to this risk. The Funds' portfolio managers strive to
buying, selling and holding foreign securities,   monitor transaction costs and to choose an efficient trading strategy for the
including brokerage, tax and custody costs,       Funds.
which may be higher than those involved in
domestic transactions.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        RISKS                                       HOW THE FUNDS STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                           Delaware                    Delaware                    Delaware
                                                      International Value          Emerging Markets              Global Value
                                                         Equity Fund                     Fund                        Fund
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that securities,   The Funds are generally less affected by interest rate risk than other risks
particularly bonds with longer maturities, will   because they typically hold small amounts of fixed-income securities.
decrease in value if interest rates rise.

FOREIGN GOVERNMENT AND SUPRANATIONAL SECURITIES   Each Fund is subject to this risk with respect to its debt investments and will
RISKS relate to the ability of a foreign          attempt to limit this risk by performing credit analysis on the issuer of each
government or government related issuer to make   security purchased. Each Fund also attempts to reduce this risk by limiting the
timely payments on its external debt              portion of net assets that may be invested in these securities.
obligations.
                                                  Each Fund also compares the risk-reward potential of foreign government
This ability to make payments will be strongly    securities being considered to that offered by equity securities to determine
influenced by the issuer's balance of payments,   whether to allocate assets to equity or fixed-income investments.
including export performance, its access to
international credits and investments,
fluctuations in interest rates and the extent
of its foreign reserves.

HIGH-YIELD, HIGH RISK FOREIGN FIXED-INCOME        This is not a significant     The Fund may invest up      The Fund may invest up
SECURITIES: The economy and interest rates may    risk for the Fund.            to 35% of its net assets    to 15% of its net assets
affect these high-yield, high risk securities                                   in high-yield, high risk    in high-yield, high risk
differently from other securities. Prices have    The Fund may invest up        foreign fixed-income        foreign fixed-income
been found to be less sensitive to interest       to 15% of its net assets      securities.                 securities.
rate changes than higher rated investments, but   in high-yield, high risk
more sensitive to adverse economic changes or     foreign fixed-income          The Fund's portfolio        The Fund's portfolio
individual corporate developments. Also, during   securities.                   managers intend to limit    managers intend to
an economic downturn or a substantial period of                                 the Fund's investment in    limit the Fund's
rising interest rates, highly leveraged issuers   The Fund's portfolio          any single lower rated      investment in any one
may experience financial stress which would       managers intend to            bond, which can help to     lower rated bond, which
adversely affect their ability to service         limit the Fund's              reduce the effect of an     can help to reduce the
principal and interest payment obligations, to    investment in any one         individual default on the   effect of an individual
meet projected business goals and to obtain       lower rated bond, which       Fund. The Fund's            default on the Fund, and
additional financing. Changes by recognized       can help to reduce the        portfolio managers also     to limit the Fund's
rating agencies in their rating of any such       effect of an individual       intend to limit the Fund's  overall holdings of
security and in the ability of the issuer to      default on the Fund,          overall holdings of bonds   bonds in this category.
make payments of interest and principal will      and to limit the Fund's       in this category. Such      Such limitations may
also ordinarily have a more dramatic effect on    overall holding of bonds      limitations may not         not protect the Fund
the values of these investments than on the       in this category. Such        protect the Fund from       from widespread bond
values of higher-rated securities.                limitations may not           widespread bond defaults    defaults brought about
Consequently, these changes will affect a         protect the Fund from         brought about by a          by a sustained economic
Fund's net asset value per share.                 widespread bond               sustained economic          downturn.
                                                  defaults brought about        downturn or from price
                                                  by a sustained                declines that might result
                                                  economic downturn.            from changes in the
                                                                                quality ratings of
                                                                                individual bonds.
------------------------------------------------------------------------------------------------------------------------------------

22

------------------------------------------------------------------------------------------------------------------------------------
                        RISKS                                       HOW THE FUNDS STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                           Delaware                    Delaware                    Delaware
                                                      International Value          Emerging Markets              Global Value
                                                         Equity Fund                     Fund                        Fund
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INDUSTRY RISK INCLUDES, AMONG         To the extent the Funds invest in REITs, it is subject to the risks associated
OTHERS: possible declines in the value of real    with the real estate industry. Investors should carefully consider these risks
estate; risks related to general and local        before investing in the Funds.
economic conditions; possible lack of
availability of mortgage funds; overbuilding;
extended vacancies of properties; increases in
competition, property taxes and operating
expenses; changes in zoning laws; costs
resulting from the clean-up of, and liability
to third parties resulting from, environmental
problems; casualty for condemnation losses;
uninsured damages from floods, earthquakes or
other natural disasters; limitations on and
variations in rents; and changes in interest
rates. REITs are subject to substantial cash
flow dependency, defaults by borrowers,
self-liquidation, and the risk of failing to
qualify for tax-free pass-through of income under
the Internal Revenue Code, or other applicable,
of countries REITs are listed.
------------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

WHO MANAGES THE FUNDS

INVESTMENT MANAGER

The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For its services to the Funds, the manager was paid aggregate fees of 0.83%, 1.23% and 1.06% of average daily net assets of the Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware and Global Value Fund, respectively, for the last fiscal year, after giving effect to waivers by the manager (if any).

Sub-Advisor. Mondrian Investment Partners Limited, formerly known as Delaware International Advisers, Inc. ("Mondrian"), is currently the sub-advisor for the Delaware Emerging Markets Fund. (Until September 24, 2004, Mondrian served as the manager for the Delaware International Value Equity, Emerging Markets and Global Value Funds; however, since September 25, 2004, Delaware Management Company has served as the Funds' manager.) As sub-advisor, Mondrian is responsible for day-to-day management of the Fund's assets. Although Mondrian serves as sub-advisor, Delaware Management Company has ultimate responsibility for all investment advisory services provided to the Fund and supervises Mondrian's performance as sub-advisor. For its services to the Fund, the manager paid Mondrian sub-advisory fees at an annual rate of 0.30% of average daily net assets for the last fiscal year.

Prior to May 1, 2006, Mondrian served as sub-advisor to the Delaware International Equity Fund; however, beginning on May 1, 2006, Delaware Management Company became responsible for day-to-day management of the Fund. For its services to the Fund during the last fiscal year, the manager paid Mondrian sub-advisory fees at an annual rate of 0.20% of average daily net assets.

Prior to March 30, 2006, Mondrian served as sub-advisor to the Delaware Global Value Fund; however, beginning on March 30, 2006, Delaware Management Company became responsible for day-to-day management of the Fund. For its services to the Fund during the last fiscal year, the manager paid Mondrian sub-advisory fees at an annual rate of 0.20% of average daily net assets.

PORTFOLIO MANAGERS

DELAWARE EMERGING MARKETS FUND
Clive Gillmore and Robert Akester have primary responsibility for making day-to-day investment decisions for Delaware Emerging Markets Fund. In making investment decisions for Delaware Emerging Markets Fund, Mr. Gillmore and Mr. Akester regularly consult with Emma R.E. Lewis and a fourteen member international equity team. Mr. Gillmore and Mr. Akester have managed the Fund since its inception.

CLIVE A. GILLMORE, Deputy Managing Director/Senior Portfolio Manager of Mondrian, is a graduate of the Warwick University, England, and the London Business School Investment Program, Mr. Gillmore joined Mondrian in 1990 after eight years of investment experience. His most recent position prior to joining Mondrian was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Prior to that, Mr. Gillmore was an analyst and portfolio manager for Legal and General Investment in the United Kingdom.

ROBERT AKESTER, Senior Portfolio Manager of Mondrian, joined Mondrian in 1996, Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

EMMA R. E. LEWIS, Senior Portfolio Manager of Mondrian, is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Mondrian in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the U.K. Society of Investment Professionals.

DELAWARE GLOBAL VALUE FUND
The Delaware International Equity and Delaware Large Cap Value Focus teams have primary responsibility for making day-to-day investment decisions for the Fund.

INTERNATIONAL EQUITY PORTFOLIO SEGMENT - DELAWARE INTERNATIONAL EQUITY TEAM
ZOE A. NEALE, Senior Vice President and Chief Investment Officer, International Equity. Ms. Neale joined Delaware Investments in June 2005 to develop the firm's new international value equity strategies, from Arborway Capital, which she founded in January 2005. Previously she ran the International Value Strategies business at Thomas Weisel Asset Management (TWAM). She joined TWAM when it acquired ValueQuest/TA in 2002. Ms. Neale spent six years at ValueQuest and served as a senior investment professional with portfolio management and global research responsibilities for several sectors. Prior to ValueQuest, she was an assistant vice president and portfolio manager for Anchor Capital Advisors, with generalist research responsibilities. Ms. Neale earned a bachelor's degree in economics from the University of Texas, Austin, and an MBA from Northeastern University.

EDWARD A. "NED" GRAY, CFA, Vice President/Senior Portfolio Manager. Mr. Gray joined Delaware Investments in June 2005 to develop the firm's new international value equity strategies, from Arborway Capital, which he co-founded in January 2005, and where he played an integral role in strategic and portfolio decisions. Mr. Gray previously worked in the investment management business at Thomas Weisel Asset Management, and ValueQuest, which was acquired by TWAM in 2002. At ValueQuest, which he joined in 1987, Mr. Gray served as a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Mr. Gray received his bachelor's degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University's Fletcher School of Law and Diplomacy.

DOMESTIC EQUITY PORTFOLIO SEGMENT - DELAWARE LARGE CAP VALUE FOCUS TEAM

D. TYSEN NUTT, JR., Senior Vice President/Senior Portfolio Manager. Mr. Nutt graduated from Dartmouth College with a B.A. He began his investment career in 1983 at Dean Witter Reynolds, Inc. where he advanced to Vice President, Investments. In 1988, he joined investment advisor Van Deventer & Hoch (V&H) where he managed large cap value portfolios for institutional and private clients. As a Senior Vice President at V&H, he was a member of the firm's Management Committee. In 1994, Mr. Nutt moved to the U.S. Active Large Cap Value Team within Merrill Lynch Investment Managers, L.P. (MLIM) and became a Portfolio Manager in 2000. He was a Managing Director at MLIM and managed mutual funds and separate accounts for institutional and private clients. In 2004, Mr. Nutt joined Delaware Investments as Senior Vice President/Senior Portfolio Manager. He is a member of the New York Society of Security Analysts and the CFA Institute.

JORDAN L. IRVING, Vice President/Senior Portfolio Manager. Mr. Irving graduated from Yale University with a BA in American Studies and earned a Special Diploma in Social Studies at Oxford University the following year. In 1998, he joined the U.S. Large Cap Value team within MLIM and became a Portfolio Manager in 2000. He was a Vice President at MLIM and managed mutual funds and separate accounts for institutional and private clients. In 2004, Mr. Irving joined Delaware Investments as Vice President/ Senior Portfolio Manager. While working for MLIM, Mr. Irving competed for the United States National Rowing team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

ANTHONY A. LOMBARDI, Vice President/Senior Portfolio Manager. Mr. Lombardi graduated from Hofstra University with a BBA and MBA in Finance. Mr. Lombardi started his financial services career as an Investment Analyst with Crossland Savings, FSB, Brooklyn, NY in 1989. He joined Dean Witter Reynolds, Inc. as a Research Assistant in 1990 and rose to the position of Vice President/Research Analyst. In 1998, he joined the U.S. Active Large Cap Value team within MLIM and became a Portfolio Manager in 2000. He was a Director at MLIM prior to his departure. In 2004, Mr. Lombardi joined Delaware Investments as Vice President/Senior Portfolio Manager. Mr. Lombardi is a Chartered Financial Analyst.

ROBERT A. VOGEL, Jr., Vice President/Senior Portfolio Manager. Mr. Vogel graduated from Loyola University in Maryland earning both BBA and MS degrees in Finance. He earned a MBA with a concentration in Finance from the Wharton School of Business at the University of Pennsylvania. Mr. Vogel started his financial services career as a Financial Consultant with Merrill Lynch in 1992. In 1997, he joined MLIM and became a Portfolio Manager with the U.S. Active Large Cap Value team in 1998. He was a Director at MLIM and managed mutual funds and separate accounts for institutional and private clients. In 2004, Mr. Vogel joined Delaware Investments as Vice President/Senior Portfolio Manager. Mr. Vogel is a Chartered Financial Analyst.

DELAWARE INTERNATIONAL VALUE EQUITY FUND
The Delaware International Equity team has primary responsibility for making day-to-day investment decisions for the Fund.

Please see the "International Equity Portfolio Segment - Delaware International Equity Team" section of Delaware Global Value Fund's portfolio manager information for Ms. Neale's and Mr. Gray's business experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments(R) Funds.

                                                          -------------------
                                                           BOARD OF TRUSTEES
                                                          -------------------
----------------------------                                      |                              ---------------------------
    INVESTMENT MANAGER                                    -------------------                            CUSTODIAN
Delaware Management Company      ----------------------       THE FUNDS      ------------------      JPMorgan Chase Bank
    2005 Market Street                                    -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                               |                 |                         Brooklyn, NY 11245
----------------------------                ---------------------------     |                    ----------------------------
                   |                              DISTRIBUTOR               |
                   |                        Delaware Distributors, L.P.     ------------------------------
------------------------------------            2005 Market Street                    SERVICE AGENT
        SUB-ADVISOR                         Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
Mondrian Investment Partners Limited        ---------------------------            2005 Market Street
  80 Cheapside, Third Floor                              |                   Philadelphia, PA 19103-7094
  London, England EC2V 6EE                               |                  ------------------------------
------------------------------------     ------------------------------------      |
                   |                     FINANCIAL INTERMEDIARY WHOLESALER         |
                   |                     Lincoln Financial Distributors, Inc.      |
----------------------------                     2001 Market Street                |
  PORTFOLIO MANAGERS                         Philadelphia, PA 19103-7055           |
(see page 24 for details)                ------------------------------------      |
----------------------------                                         |             |
                                                                   ------------------
                                                                   FINANCIAL ADVISORS
                                                                   ------------------
                                                                           |
                                                                      ------------
                                                                      SHAREHOLDERS
                                                                      ------------

BOARD OF TRUSTEES A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. However, the Funds rely on certain exemptive rules adopted by the SEC that require the Board of Trustees to be comprised of a majority of such independent Trustees. These independent Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs. Most management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund's average daily net assets. The investment manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises. The investment manager has delegated certain responsibilities mentioned above to the sub-advisor.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

SUB-ADVISOR A sub-advisor is a company generally responsible for the management of the fund's assets or some portion thereof. The sub-advisor is selected and supervised by the investment manager. The investment manager has delegated certain responsibilities (described under the "Investment manager" section above) to the sub-advisor.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager and/or sub-advisor to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUNDS

You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

CHOOSING A SHARE CLASS

CLASS
  A

o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares.

o If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for reductions in sales charges, and under certain circumstances the sales charge may be waived, as described in "How to reduce your sales charge" below.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets (currently limited to 0.25% for Delaware Global Value Fund and Delaware Emerging Markets Fund), which is lower than the 12b-1 fee for Class B, Class C and Class R shares. See "Dealer compensation" below for further information.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

CLASS A SALES CHARGES

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front end sales charge. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current asset value, the percentage rate of sales charge and rounding.

------------------------------------------------------------------------------------------------------------
                                                  Sales charge as %                    Sales charge as %
           Amount of purchase                    of offering price                  of net amount invested
------------------------------------------------------------------------------------------------------------
           Less than $50,000                          5.75%                                6.54%

      $50,000 but under $100,000                      4.75%                                5.41%

     $100,000 but under $250,000                      3.75%                                4.31%

     $250,000 but under $500,000                      2.50%                                3.00%

    $500,000 but under $1 million                     2.00%                                2.44%

         $1 million or more                None (Limited CDSC may apply)*     None (Limited CDSC may apply)*
------------------------------------------------------------------------------------------------------------

* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if the Distributor paid your financial advisor a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A shares being redeemed; or (2) the net asset value of such Class A shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments(R) Fund and, in the event of an exchange of Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See "Dealer compensation" below for a description of the dealer commission that is paid.

CLASS
  B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0% thereafter.

o In determining whether the contingent deferred sales charge applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. For further information on how the contingent deferred sales charge is determined, please see "Calculation of Contingent Deferred Sales Charges -- Class B and Class C" below.

o Under certain circumstances, the contingent deferred sales charge may be waived; please see "Waivers of Contingent Deferred Sales Charges" below.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS
  C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge of 1.00% if you redeem your shares within 12 months after you buy them.

o In determining whether the contingent deferred sales charge applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the contingent deferred sales charge is determined, please see "Calculation of Contingent Deferred Sales Charges - Class B and Class C" below.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information. "Waivers of Contingent Deferred Sales Charges" below for further information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the Distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS
 R

o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. Class R shares are not subject to a contingent deferred sales charge.

o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% (currently limited to 0.50%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A shares.

o Unlike Class B shares, Class R shares do not automatically convert into another class.

o Class R shares generally are available only to: (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) IRA rollovers from plans maintained on the Delaware Investments(R) retirement recordkeeping system or BISYS's retirement recordkeeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP/IRA's, SAR/IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after the date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGES - CLASS B AND CLASS C Contingent deferred sales charges are charged as a percentage of the dollar amount subject to the contingent deferred sales charge. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No contingent deferred sales charge will be imposed on increases in net asset value above the initial purchase price, nor will a contingent deferred sales charge be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B shares or Class C shares of the Fund, even if those shares are later exchanged for shares of another Delaware Investments(R) Fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

DEALER COMPENSATION

The financial advisor that sells you shares of the Funds may be eligible to receive the following amounts as compensation for your investment in the Funds. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                                                              CLASS A(1)  CLASS B(2)  CLASS C(3)   CLASS R(4)
-------------------------------------------------------------------------------------------------------------
COMMISSION (%)                                                      -       4.00%       1.00%            -

Investment less than $50,000                                    5.00%           -           -            -

$50,000 but less than $100,000                                  4.00%           -           -            -

$100,000 but less than $250,000                                 3.00%           -           -            -

$250,000 but less than $500,000                                 2.00%           -           -            -

$500,000 but less than $1,000,000                               1.60%           -           -            -

$1,000,000 but less than $5,000,000                             1.00%           -           -            -

$5,000,000 but less than $25,000,000                            0.50%           -           -            -

$25,000,000 or more                                             0.25%           -           -            -

12b-1 FEE TO DEALER                                             0.30%       0.25%       1.00%        0.60%

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% of the 12b-1 fee applicable to Class A shares. The maximum 12b-1 fee applicable to Class A shares is 0.30% of average daily net assets. However, the Distributor has contracted to limit this amount to 0.25% for each of the Delaware Emerging Markets Fund and Delaware Global Value Fund through March 31, 2007.

(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 service fee of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.

(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

(4) On sales of Class R shares, the Distributor does not pay an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets. However, the Distributor has contracted to limit this amount to 0.50% through March 31, 2007. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase, although this rate is currently 0.50%.

HOW TO REDUCE YOUR SALES CHARGE
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges. Such information may include your Delaware Investments(R) Funds holdings in any other account, including retirement accounts held indirectly or through an intermediary and the names of qualifying family members and their holdings. Class R shares have no up-front sales charge. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARE CLASS
     PROGRAM                       HOW IT WORKS                        A                     B                         C
----------------------------------------------------------------------------------------------------------------------------------
Letter of Intent         Through a Letter of Intent you agree          X             Although the Letter of Intent and Rights of
                         to invest a certain amount in                               Accumulation do not apply to the purchase
                         Delaware Investments(R) Funds (except                       of Class B and Class C shares, you can
                         money market funds with no sales                            combine your purchase of Class A shares
                         charge) over a 13-month period to                           with your purchase of Class B and Class C
                         qualify for reduced front-end                               shares to fulfill your Letter of Intent or
                         sales charges.                                              qualify for Rights of Accumulation.

Rights of Accumulation   You can combine your holdings or              X
                         purchases of all Delaware
                         Investments(R) Funds (except money
                         market funds with no sales charge)
                         as well as the holdings and
                         purchases of your spouse and
                         children under 21 to qualify for
                         reduced front-end sales charges.

Reinvestment of          Up to 12 months after you redeem              For Class A,  For Class B, your           Not available.
Redeemed Shares          shares, you can reinvest the                  you will not  account will be
                         proceeds without paying a sales               have to pay   credited with the
                         charge, as noted to the right.                an additional contingent
                                                                       front-end     deferred sales
                                                                       sales charge. charge you
                                                                                     previously paid on
                                                                                     the amount you
                                                                                     are reinvesting.
                                                                                     Your schedule for
                                                                                     contingent
                                                                                     deferred sales
                                                                                     charges and
                                                                                     conversion to
                                                                                     Class A will not
                                                                                     start over again; it
                                                                                     will pick up from
                                                                                     the point at which
                                                                                     you redeemed
                                                                                     your shares.

SIMPLE IRA, SEP/IRA,     These investment plans may qualify            X             There is no reduction in sales charges for
SAR/SEP, Prototype       for reduced sales charges by                                Class B or Class C shares for group
Profit Sharing,          combining the purchases of all                              purchases by retirement plans.
Pension, 401(k),         members of the group. Members of
SIMPLE 401(k),           these groups may also qualify to
403(b)(7), and 457       purchase shares without a front-end
Retirement Plans         sales charge and a waiver of any
                         contingent deferred sales charges.
----------------------------------------------------------------------------------------------------------------------------------

BUYING CLASS A SHARES AT NET ASSET VALUE

Class A shares of a Fund may be purchased at net asset value under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege.

o Shares purchased under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

o Purchases by: (i) current and former officers, Trustees/Directors and employees of any Delaware Investments(R) Fund, the manager or any of the manager's current affiliates and those that may in the future be created;
    (ii) legal counsel to the Delaware Investments(R) Funds; and (iii) registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing entities, counsel or broker/dealers may also purchase shares at net asset value.

o Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a Delaware Investments(R) Fund may exchange into Class A shares of another Fund at net asset value.

o Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Investments(R) Funds.

o Purchases by certain officers, trustees and key employees of institutional clients of the manager or any of the manager's affiliates.

o Purchases for the benefit of the clients of brokers, dealers and registered investment advisors if such brokers, dealers or investment advisors have entered into an agreement with the Distributor providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee-based programs. Investors may be charged a fee when effecting transactions in Class A shares through a broker or agent that offers these special investment products.

o Purchases by financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Fund's Institutional Class.

o Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A NAV Agreement with respect to such retirement platforms.

o Purchases by certain legacy bank sponsored retirement plans that meet requirements set forth in the SAI.

o Purchases by certain legacy retirement assets that meet requirements set forth in the SAI.

o Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

o Loan repayments made to a Fund account in connection with loans originated from accounts previously maintained by another investment firm.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

-----------------------------------------------------------------------------------------------------------------
                                                                                                Share class
                         Category                                                     A*            B          C
-----------------------------------------------------------------------------------------------------------------
Redemptions in accordance with a Systematic Withdrawal Plan, provided the             X             X          X
annual amount selected to be withdrawn under the Plan does not exceed 12%
of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

Redemptions that result from the Portfolio's right to liquidate a shareholder's      X             X          X
account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size.
-----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Share class
                         Category                                                     A*             B                 C
----------------------------------------------------------------------------------------------------------------------------------
Distributions to participants or beneficiaries from a retirement plan                 X         Not available.   Not available.
qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

Redemptions pursuant to the direction of a participant or beneficiary                 X         Not available.   Not available.
of a retirement plan qualified under section 401(a) of the Code with respect to that retirement plan.

Periodic distributions from an individual retirement account (i.e.,                   X                X                X
IRA, ROTH IRA, EDUCATION OR COVERDELL IRA, SIMPLE IRA, SAR/SEP or
SEP/IRA) or a qualified plan** (403(b)(7) plan, 457 Deferred
Compensation Plan, Profit Sharing Plan, Money Purchase Plan or 401(k)
Defined Contribution Plan) not subject to a penalty under Section
72(t)(2)(A) of the Code or a hardship or unforeseen emergency provision in the qualified plan as described in Tres. Reg. ss.1.401(k)-1(d)(2)
and Section 457(d)(3) of the Code.

Returns of Excess Contributions due to any regulatory limit from an                   X                X                X
individual retirement account (i.e., IRA, ROTH IRA, EDUCATION OR
COVERDELL IRA, SIMPLE IRA, SAR-SEP or SEP-IRA) or a qualified plan
(403(b)(7) plan, 457 Deferred Compensation Plan, Profit Sharing Plan,
Money Purchase Plan or 401(k) Defined Contribution Plan).

Distributions by other employee benefit plans to pay benefits.                        X         Not available.   Not available.

Systematic withdrawals from a retirement account or qualified plan that               X                X                X
are not subject to a penalty pursuant to Section 72(t)(2)(A) of the
Code or a hardship or unforeseen emergency provision in the qualified plan** as described in Tres. Reg. ss.1.401(k)-1(d)(2) and Section
457(d)(3) of the Code. The systematic withdrawal may be pursuant to
Delaware Investments(R) Funds' Systematic Withdrawal Plan or a
systematic withdrawal permitted by the Code.

Distributions from an account of a redemption resulting from the death                X                X                X
or disability (as defined in Section 72(t)(2)(A) of the Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

Redemptions by certain legacy retirement assets that meet the                         X         Not available.          X
requirements set forth in the SAI.

Redemptions by the classes of shareholders who are permitted to                       X         Not available.   Not available.
purchase shares at net asset value, regardless of the size of the purchase. See "Buying Class A shares at net asset value" above.
----------------------------------------------------------------------------------------------------------------------------------

 * The waiver for Class A shares relates to a waiver of the Limited CDSC. Please note that you or your financial advisor will have to notify us at the time of purchase that the trade qualifies for such waiver.
** Qualified plans that are fully redeemed at the direction of the plan's fiduciary are subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Information about existing sales charges and sales charge reductions and waivers is available free of charge in a clear and prominent format on the Delaware Investments(R) Funds' Web site at www.delawareinvestments.com. Additional information on sales charges can be found in the SAI, which is available upon request.

HOW TO BUY SHARES

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THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

Delaware Emerging Markets Fund is presently closed to new investors. Existing shareholders of the Fund, which includes participants of retirement plans that offer the Fund on their investment platform, may continue to purchase shares.

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BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

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BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 523-1918 so we can assign you an account number.

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BY EXCHANGE
You may exchange all or part of your investment in one or more Delaware Investments(R) Funds for shares of other Delaware Investments(R) Funds. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

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THROUGH AUTOMATED SHAREHOLDER SERVICES
You may purchase or exchange shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. The minimum purchase is $250, and you can make additional investments of only $25, if you are buying shares in an IRA, Roth IRA, the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan. The minimum purchase for a Coverdell Education Savings Account (formerly an "Education IRA") is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day's closing share price, which is based on a Fund's net asset value (NAV). If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. We price any fixed-income securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION
When the Funds use fair value pricing, they may take into account any factors they deem appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, each Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Funds' Board has delegated responsibility for valuing a Fund's assets to a Pricing Committee of the manager, which operates under the policies and procedures approved by the Board, as described above.

RETIREMENT PLANS
In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell Education Savings Account, shares in the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in these Funds can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

DOCUMENT DELIVERY
If you have an account in the same Delaware Investments(R) Fund as another member of your household, we are sending your household one copy of a Fund's prospectus, annual and semi-annual reports unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Fund. We will continue to send one copy of each of these documents to your household until you notify us that you wish individual materials. If you wish to receive individual materials, please call our Shareholder Service Center at 800 523-1918 or your financial advisor. We will begin sending you individual copies of these documents 30 days after receiving your request.

HOW TO REDEEM SHARES

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THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares (selling them back to the Fund). Your financial advisor may charge a separate fee for this service.

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BY MAIL
You may redeem your shares by mail by writing to: Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

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BY WIRE
You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

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THROUGH AUTOMATED SHAREHOLDER SERVICES
You may redeem shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

ACCOUNT MINIMUMS
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts or accounts with automatic investing plans and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, your Fund may redeem your account after 60 days' written notice to you.

SPECIAL SERVICES
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

--------------------------------------------------------------------------------

AUTOMATIC INVESTING PLAN
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

DIRECT DEPOSIT
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

ELECTRONIC DELIVERY
With Delaware eDelivery, you can receive your fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure internet environment, at any time from anywhere.

ONLINE ACCOUNT ACCESS
Account access is a password-protected area of the Delaware Investments(R) Web site that gives you access to your account information and allows you to perform transactions in a secure internet environment.

WEALTH BUILDER OPTION
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments(R) Funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

DIVIDEND REINVESTMENT PLAN
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another Delaware Investments(R) Fund. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

EXCHANGES
You may generally exchange all or part of your shares for shares of the same class in another Delaware Investments(R) Fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund, you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request, if, in the investment manager's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

--------------------------------------------------------------------------------

MONEYLINE(SM) ON DEMAND SERVICE
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000, except for purchases into IRAs. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MONEYLINE DIRECT DEPOSIT SERVICE
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

SYSTEMATIC WITHDRAWAL PLAN
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable limited contingent deferred sales charge for Class A shares and contingent deferred sales charge for Class B and C shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

FREQUENT TRADING OF FUND SHARES
Each Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Funds' Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to each Fund and its shareholders, such as market timing. Each Fund will consider anyone who follows a pattern of market timing in any Delaware Investments(R) Fund or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term "roundtrips" -- that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter as a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, each Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. Each Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use a Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of a Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund's current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

Each Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Funds market timing policy does not require a Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Fund's performance if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and the fund's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES Each Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity by multiple accounts under common ownership, control or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds will attempt to apply their monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts, the Funds may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of a Fund and its agents to detect market timing in Fund shares, there is no guarantee that a Fund will be able to identify these shareholders or curtail their trading practices. In particular, a Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and Distributions. Each Fund has elected to be treated as regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Dividends and capital gains, if any, are paid annually for each of the Funds. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution. We automatically reinvest all dividends and any capital gains.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Mutual funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid "Buying A Dividend." If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments(R) Fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements.

THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN A FUND.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS
HIGH-YIELD, HIGH RISK SECURITIES Delaware Emerging Markets Fund and Delaware Global Value Fund may invest in high-yield, high risk foreign fixed-income securities. In the past, in the opinion of the Funds' portfolio managers, the high-yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The Funds' portfolio managers intend to maintain adequately diversified portfolios of stocks and bonds. While diversification can help to reduce the effect of an individual default on a Fund, there can be no assurance that diversifying the Funds' investments will protect the Funds from widespread bond defaults brought about by a sustained economic downturn.
Medium- and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or foreign governments or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

FOREIGN CURRENCY TRANSACTIONS Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Each Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Each Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

Each Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

When the Fund's portfolio managers believe that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, a Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize gains or losses from currency transactions.

CERTAIN MANAGEMENT CONSIDERATIONS
INVESTMENTS BY FUND OF FUNDS AND SIMILAR INVESTMENT VEHICLES The Funds may accept investments from funds of funds, including those offered by the Delaware Investments(R) Funds, as well as similar investment vehicles, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on both the Funds and the funds of funds as a result of these transactions.

MANAGER OF MANAGERS STRUCTURE
At a shareholder meeting held on March 23, 2005 (or as adjourned), the Funds' shareholders approved a "manager of managers" structure that would permit Delaware Management Company, the Funds' investment manager, to appoint and replace sub-advisors, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Funds, subject to Board approval but without shareholder approval (the "Manager of Managers Structure"). While Delaware Management Company does not currently expect to use the Manager of Managers Structure with respect to the Funds, Delaware Management Company may, in the future, recommend to the Funds' Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Funds' portfolio if it believes that doing so would be likely to enhance the Funds' performance by introducing a different investment style or focus.

The ability to implement the Manager of Managers Structure with respect to the Funds is contingent upon the receipt of an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") or the adoption of a rule by the SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Funds may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Funds' application for an exemptive order or adopt such a rule.

The Manager of Managers Structure would enable the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The Manager of Managers Structure would not permit investment management fees paid by the Funds to be increased without shareholder approval or change Delaware Management Company's responsibilities to the Funds, including Delaware Management Company's responsibility for all advisory services furnished by a sub-advisor.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand a Fund's financial performance. Currently, financial highlights are not provided for Class R shares of the Delaware Emerging Markets Fund and Delaware Global Value Fund since the class has not yet commenced operations. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                                                Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             Year ended
                                                                                                                  11/30
Delaware International Value Equity Fund                         2005        2004         2003        2002         2001
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $16.340     $13.350      $11.020     $12.360      $15.690

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(1)                                        0.388       0.261        0.184       0.085        0.149

Net realized and unrealized gain (loss)
   on investments and foreign currencies                        1.610       2.891        2.626      (0.992)      (1.191)
                                                              -------     -------      -------     -------      -------

Total from investment operations                                1.998       3.152        2.810      (0.907)      (1.042)
                                                              -------     -------      -------     -------      -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                          (0.063)     (0.162)      (0.091)     (0.123)      (0.194)

Net realized gain on investments                               (0.145)         --       (0.389)     (0.310)      (2.094)
                                                              -------     -------      -------     -------      -------

Total dividends and distributions                              (0.208)     (0.162)      (0.480)     (0.433)      (2.288)
                                                              -------     -------      -------     -------      -------

NET ASSET VALUE, END OF PERIOD                                $18.130     $16.340      $13.350     $11.020      $12.360
                                                              =======     =======      =======     =======      =======

TOTAL RETURN(2)                                                12.35%      23.83%       26.87%      (7.55%)      (8.33%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                      $468,217    $308,751     $195,950     $88,499      $76,388

Ratio of expenses to average net assets                         1.48%       1.70%        2.04%       2.13%        1.99%

Ratio of expenses to average net assets prior to
 expense limitation                                                --          --           --          --           --

Ratio of net investment income to average net assets            2.24%       1.78%        1.60%       0.72%        1.12%

Ratio of expenses to average net assets prior to
 expense limitation                                                --          --           --          --           --

Portfolio turnover                                                14%          7%          14%         23%          15%
-----------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

HOW TO READ THE           NET INVESTMENT         NET REALIZED AND UNREALIZED GAIN (LOSS)
FINANCIAL HIGHLIGHTS      INCOME                 ON INVESTMENTS AND FOREIGN CURRENCIES            NET ASSET VALUE (NAV)
                          -----------------------------------------------------------------------------------------------
                          Net investment         A realized gain occurs when we sell an           This is the value of a
                          income includes        investment at a profit, while a realized         mutual fund share,
                          dividend and           loss occurs when we sell an investment at        calculated by dividing
                          interest income        a loss. When an investment increases or          the net assets by the
                          earned from a fund's   decreases in value but we do not sell it,        number of shares
                          investments; it is     we record an unrealized gain or loss. The        outstanding.
                          after expenses have    amount of realized gain per share, if any,
                          been deducted.         that we pay to shareholders would be listed
                                                 under "Less dividends and distributions -
                                                 from net realized gain on investments."
                                                 Realized and unrealized gain (loss) on
                                                 foreign currencies represent changes in the
                                                 U.S. dollar value of assets (including
                                                 investments) and liabilities denominated in
                                                 foreign currencies as a result of changes in
                                                 foreign currency exchange rates.

46

                                      Class B                                           Class C                           Class R
---------------------------------------------      --------------------------------------------     -----------------------------
                                         Year                                              Year                 Year       Period
                                        ended                                             ended                ended    6/2/03(1)
                                        11/30                                             11/30                11/30      through
     2005     2004     2003     2002     2001         2005     2004     2003     2002      2001        2005     2004     11/30/03
---------------------------------------------      --------------------------------------------     -----------------------------
  $16.200  $13.250  $10.930  $12.250  $15.570      $16.180  $13.240  $10.910  $12.240   $15.560     $16.270  $13.350      $11.480

    0.269    0.160    0.106    0.003    0.057        0.269    0.160    0.104    0.005     0.057       0.343    0.217        0.020

    1.586    2.873    2.613   (0.980)  (1.197)       1.586    2.863    2.625   (0.992)   (1.197)      1.600    2.879        1.850
 --------  -------  -------  -------  -------      -------  -------  -------  -------   -------     -------  -------      -------

    1.855    3.033    2.719   (0.977)  (1.140)       1.855    3.023    2.729   (0.987)   (1.140)      1.943    3.096        1.870
 --------  -------  -------  -------  -------      -------  -------  -------  -------   -------     -------  -------      -------

       --   (0.083)  (0.010)  (0.033)  (0.086)          --   (0.083)  (0.010)  (0.033)   (0.086)     (0.018)  (0.176)          --

   (0.145)      --   (0.389)  (0.310)  (2.094)      (0.145)      --   (0.389)  (0.310)   (2.094)     (0.145)      --           --
 --------  -------  -------  -------  -------      -------  -------  -------  -------   -------     -------  -------      -------

   (0.145)  (0.083)  (0.399)  (0.343)  (2.180)      (0.145)  (0.083)  (0.399)  (0.343)   (2.180)     (0.163)  (0.176)          --
 --------  -------  -------  -------  -------      -------  -------  -------  -------   -------     -------  -------      -------

  $17.910  $16.200  $13.250  $10.930  $12.250      $17.890  $16.180  $13.240  $10.910   $12.240     $18.050  $16.270      $13.350
 ========  =======  =======  =======  =======      =======  =======  =======  =======   =======     =======  =======      =======

   11.53%   23.00%   25.99%   (8.16%)  (9.04%)      11.55%   22.94%   26.13%   (8.25%)   (9.04%)     12.04%   23.43%       16.29%

  $38,284  $38,962  $31,904  $24,006  $30,956     $124,931  $70,169  $34,852  $13,604    $8,657      $3,097   $1,547         $346

    2.18%    2.40%    2.74%    2.83%    2.69%        2.18%    2.40%    2.74%    2.83%     2.69%       1.74%    2.00%        2.47%

       --       --       --       --       --           --       --       --       --        --       1.78%       --           --

    1.54%    1.08%    0.90%    0.02%    0.42%        1.54%    1.08%    0.90%    0.02%     0.42%       1.98%    1.48%        0.33%

       --       --       --       --       --           --       --       --       --        --       1.94%       --           --

      14%       7%      14%      23%      15%          14%       7%      14%      23%       15%         14%       7%          14%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

                                                                                RATIO OF NET INVESTMENT
                                                     RATIO OF EXPENSES TO       INCOME (LOSS) TO
TOTAL RETURN               NET ASSETS                AVERAGE NET ASSETS         AVERAGE NET ASSETS        PORTFOLIO TURNOVER RATE
------------------------------------------------------------------------------------------------------------------------------------
This represents the rate   Net assets represent the  The expense ratio is the   We determine this ratio   This figure tells you the
that an investor would     total value of all the    percentage of net assets   by dividing net           amount of trading
have earned or lost on an  assets in a fund's        that a fund pays annually  investment income (loss)  activity in a fund's
investment in a fund. In   portfolio, less any       for operating expenses     by average net assets.    portfolio. A turnover
calculating this figure    liabilities, that are     and management fees.                                 rate of 100% would occur,
for the financial          attributable to that      These expenses include                               for example, if a Fund
highlights table, we       class of the fund.        accounting and                                       bought and sold all of
include applicable fee                               administration expenses,                             the securities in its
waivers, exclude                                     services for                                         portfolio once in the
front-end and contingent                             shareholders, and similar                            course of a year or
deferred sales charges,                              expenses.                                            frequently traded a
and assume the                                                                                            single security. A high
shareholder has                                                                                           rate of portfolio
reinvested all dividends                                                                                  turnover in any year may
and realized gains.                                                                                       increase brokerage
                                                                                                          commissions paid and
                                                                                                          could generate taxes for
                                                                                                          shareholders on realized
                                                                                                          investment gains.

                                                                                                                Class A
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             Year ended
                                                                                                                  11/30
Delaware Emerging Markets Fund                                   2005        2004         2003        2002         2001
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $14.550     $10.890      $ 7.240      $6.920       $6.600

INCOME FROM INVESTMENT OPERATIONS:

Net investment income(1)                                        0.309       0.225        0.111       0.181        0.170

Net realized and unrealized gain on investments and
  foreign currencies                                            3.567       3.637        3.712       0.269        0.176
                                                              -------     -------      -------      ------       ------

Total from investment operations                                3.876       3.862        3.823       0.450        0.346
                                                              -------     -------      -------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                          (0.092)     (0.202)      (0.173)     (0.130)      (0.026)

Net realized gain on investments                               (0.384)         --           --          --           --
                                                              -------     -------      -------      ------       ------

Total dividends and distributions                              (0.476)     (0.202)      (0.173)     (0.130)      (0.026)
                                                              -------     -------      -------      ------       ------

NET ASSET VALUE, END OF PERIOD                                $17.950     $14.550      $10.890      $7.240       $6.920
                                                              =======     =======      =======      ======       ======

TOTAL RETURN(2)                                                27.42%      36.01%       54.01%       6.62%        5.09%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                      $724,417    $209,870      $38,383      $8,202       $6,650

Ratio of expenses to average net assets                         1.97%       1.91%        1.95%       1.95%        1.95%

Ratio of expenses to average net assets prior to
  expense limitation                                            2.02%        2.12%       2.66%       2.99%        2.73%

Ratio of net investment income to average net assets            1.90%       1.81%        1.28%       2.46%        2.39%

Ratio of net investment income (loss) to average net
  assets prior to expense limitation                            1.85%       1.60%        0.57%       1.42%        1.61%

Portfolio turnover                                                25%         34%          55%         33%          36%
-----------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

                                                    Class B                                                       Class C
  ---------------------------------------------------------     ---------------------------------------------------------
                                                       Year                                                          Year
                                                      ended                                                         ended
                                                      11/30                                                         11/30
     2005         2004        2003         2002        2001         2005        2004         2003        2002        2001
  ---------------------------------------------------------     ---------------------------------------------------------
  $14.290      $10.710     $ 7.120       $6.800      $6.520      $14.270     $10.700      $ 7.110      $6.800      $6.510

    0.191        0.135       0.050        0.126       0.117        0.191       0.135        0.048       0.126       0.117

    3.503        3.583       3.658        0.271       0.163        3.503       3.573        3.660       0.261       0.173
  -------      -------     -------       ------      ------      -------     -------      -------      ------      ------

    3.694        3.718       3.708        0.397       0.280        3.694       3.708        3.708       0.387       0.290
  -------      -------     -------       ------      ------      -------     -------      -------      ------      ------

       --       (0.138)     (0.118)      (0.077)         --           --      (0.138)      (0.118)     (0.077)         --

   (0.384)          --          --           --          --       (0.384)         --           --          --          --
  -------      -------     -------       ------      ------      -------     -------      -------      ------      ------

   (0.384)      (0.138)     (0.118)      (0.077)         --       (0.384)     (0.138)      (0.118)     (0.077)         --
  -------      -------     -------       ------      ------      -------     -------      -------      ------      ------

  $17.600      $14.290     $10.710       $7.120      $6.800      $17.580     $14.270      $10.700      $7.110      $6.800
  =======      =======     =======       ======      ======      =======     =======      =======      ======      ======

   26.47%       35.08%      52.90%        5.90%       4.29%       26.51%      35.02%       52.97%       5.75%       4.46%

  $36,399      $16,027      $6,695       $3,050      $2,763     $211,896     $50,564       $6,259      $1,391      $1,041

    2.72%        2.66%       2.70%        2.70%       2.70%        2.72%       2.66%        2.70%       2.70%       2.70%

    2.72%        2.82%       3.36%        3.69%       3.43%        2.72%       2.82%        3.36%       3.69%       3.43%

    1.15%        1.06%       0.53%        1.71%       1.64%        1.15%       1.06%        0.53%       1.71%       1.64%

    1.15%        0.90%      (0.13%)       0.72%       0.91%        1.15%       0.90%       (0.13%)      0.72%       0.91%

      25%          34%         55%          33%         36%          25%         34%          55%         33%         36%
  ---------------------------------------------------------     ---------------------------------------------------------

                                                                                                            Class A
-------------------------------------------------------------------------------------------------------------------
                                                                                                         Year ended
                                                                                                              11/30
Delaware Global Value Fund                                   2005        2004         2003        2002         2001
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.810      $8.700       $6.250      $7.410       $8.340

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss)(2)                             0.120       0.156        0.113       0.143        0.146

Net realized and unrealized gain (loss) on investments
  and foreign currencies                                    1.231       2.059        2.457      (1.098)      (0.367)
                                                          -------     -------       ------      ------       ------

Total from investment operations                            1.351       2.215        2.570      (0.955)      (0.221)
                                                          -------     -------       ------      ------       ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                      (0.016)     (0.105)      (0.120)     (0.138)      (0.188)

Net realized gain on investments                           (0.485)         --           --      (0.067)      (0.521)
                                                          -------     -------       ------      ------       ------

Total dividends and distributions                          (0.501)     (0.105)      (0.120)     (0.205)      (0.709)
                                                          -------     -------       ------      ------       ------

NET ASSET VALUE, END OF PERIOD                            $11.660     $10.810       $8.700      $6.250       $7.410
                                                          =======     =======       ======      ======       ======

TOTAL RETURN(3)                                            12.97%      25.74%       41.97%     (13.23%)      (3.09%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                   $20,613     $16,597      $12,669      $4,839          $35

Ratio of expenses to average net assets                     1.89%       1.50%        1.50%       1.50%        1.29%

Ratio of expenses to average net assets prior to
  expense limitation                                        2.13%        2.21%       2.10%       2.57%        3.67%

Ratio of net investment income (loss) to average
  net assets                                                1.06%       1.64%        1.59%       2.03%        1.87%

Ratio of net investment income (loss) to average
  net assets prior to expense limitation                    0.82%       0.93%        0.99%       0.96%       (0.51%)

Portfolio turnover                                            51%         36%          59%         24%          20%
-------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect an impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

                                                     Class B                                                       Class C
 -----------------------------------------------------------      --------------------------------------------------------
                                            Year  9/28/01(1)                                              Year  9/28/01(1)
                                           ended          to                                             ended          to
                                           11/30       11/30                                             11/30       11/30
    2005           2004        2003         2002        2001         2005        2004         2003        2002        2001
 -----------------------------------------------------------      --------------------------------------------------------
 $10.740        $ 8.660      $6.210       $7.410      $6.920      $10.750     $ 8.660       $6.210      $7.410      $6.920

   0.037          0.085       0.060        0.091      (0.003)       0.037       0.084        0.054       0.089      (0.003)

   1.218          2.042       2.457       (1.100)      0.493        1.218       2.053        2.463      (1.098)      0.493
 -------        -------      ------       ------      ------      -------     -------       ------      ------      ------

   1.255          2.127       2.517       (1.009)      0.490        1.255       2.137        2.517      (1.009)      0.490
 -------        -------      ------       ------      ------      -------     -------       ------      ------      ------

      --         (0.047)     (0.067)      (0.124)         --           --      (0.047)      (0.067)     (0.124)         --

  (0.485)            --          --       (0.067)         --       (0.485)         --           --      (0.067)         --
 -------        -------      ------       ------      ------      -------     -------       ------      ------      ------

  (0.485)        (0.047)     (0.067)      (0.191)         --       (0.485)     (0.047)      (0.067)     (0.191)         --
 -------        -------      ------       ------      ------      -------     -------       ------      ------      ------

 $11.510        $10.740      $8.660       $6.210      $7.410      $11.520     $10.750       $8.660      $6.210      $7.410
 =======        =======      ======       ======      ======      =======     =======       ======      ======      ======

  12.11%         24.68%      41.00%      (13.95%)      7.08%       12.10%      24.80%       41.00%     (13.95%)      7.08%

  $3,483         $6,673      $6,064       $2,929         $17       $6,380      $4,355       $1,504         $95          $4

   2.64%          2.25%       2.25%        2.25%       2.25%        2.64%       2.25%        2.25%       2.25%       2.25%

   2.83%          2.91%       2.80%        3.32%      13.55%        2.83%       2.91%        2.80%       3.32%      13.55%

   0.31%          0.89%       0.84%        1.28%      (0.03%)       0.31%       0.89%        0.84%       1.28%      (0.03%)

   0.12%          0.23%       0.29%        0.21%     (11.33%)       0.12%       0.23%        0.29%       0.21%     (11.33%)

     51%            36%         59%          24%         20%          51%         36%          59%         24%         20%
 -----------------------------------------------------------      --------------------------------------------------------

Glossary

HOW TO USE THIS GLOSSARY

This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

--------------------------------------------------------------------------------

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

APPRECIATION
An increase in the value of an investment.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

CITIGROUP WORLD EX-U.S. EMI (EXTENDED MARKET INDEX)
The Citigroup World ex-U.S. EMI is a U.S. dollar denominated float weighted equity index of companies located outside the United States with a market capitalization of $100 million or larger available to investment. This index consists of the companies in the lowest 20% in market capitalization within the Citigroup Global Equity Broad Market Index.

COMMISSION
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

COST BASIS
The original purchase price of an investment; used in determining capital gains and losses.

CURRENCY EXCHANGE RATES
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic, and other factors.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment manager for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ACWI (ALL COUNTRY WORLD INDEX) INDEX(SM)
The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of May 2005 the MSCI ACWI consisted of the following 49 developed and emerging market country indices:
Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore Free, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, The United Kingdom, the United States and Venezuela.

MSCI EAFE(R) (EUROPE, AUSTRALASIA, FAR EAST) INDEX
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of May 2005 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI EMERGING MARKETS INDEX(SM)
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of May 2005 the MSCI Emerging Markets Index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistank Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

NASD
The independent subsidiary of the National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), Duff & Phelps, Inc. (Duff), and Fitch, Inc. (Fitch).

NET ASSETS VALUE (NAV)
The daily value of one mutual fund share, generally equal to a fund's net assets divided by the number of shares outstanding.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual funds.

SHARE CLASSES
Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
A document that provides more information about a fund's organization, management, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT
Federal and state laws that provide special tax advantages and a simple way to transfer property to a minor.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

APPENDIX A - BOND RATINGS

Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE in the Funds' annual and semiannual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period covered by the report. You can find more information about the Funds in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI, or, if you have any questions about investing in these Funds, you can write us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. The Funds' SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Funds' internet Web site (www.delawareinvestments.com). You may also obtain additional information about the Funds from your financial advisor.

You can find reports and other information about the Funds on the EDGAR database on the SEC Web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group

CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern
Time:
[] For fund information, literature, price, yield and performance figures.
[] For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

[] For convenient access to account information or current performance information on all Delaware Investments(R) Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS

DELAWARE INTERNATIONAL VALUE EQUITY FUND       DELAWARE EMERGING MARKETS FUND

                      CUSIP         Nasdaq                 CUSIP          Nasdaq
                      -----         ------                 -----          ------
Class A             245914106       DEGIX      Class A   245914841        DEMAX
Class B             245914700       DEIEX      Class B   245914833        DEMBX
Class C             245914858       DEGCX      Class C   245914825        DEMCX
Class R             245914577       DIVRX

DELAWARE GLOBAL VALUE FUND

                      CUSIP         Nasdaq
                      -----         ------
Class A             245914718       DABAX
Class B             245914692       DABBX
Class C             245914684       DABCX

Investment Company Act file numbers: 811-6324
--------------------------------------------------------------------------------

                                                                       MF0603079
PR-034 [11/05] IVES 3/06                                                 PO10917

INTERNATIONAL

PROSPECTUS  MARCH 30, 2006
--------------------------------------------------------------------------------
            DELAWARE INTERNATIONAL VALUE EQUITY FUND
            INSTITUTIONAL CLASS
            DELAWARE EMERGING MARKETS FUND
            INSTITUTIONAL CLASS
            DELAWARE GLOBAL VALUE FUND
            INSTITUTIONAL CLASS
            (FORMERLY DELAWARE INTERNATIONAL SMALL CAP VALUE FUND)










THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED
UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group

TABLE OF CONTENTS

..................................................................
FUND PROFILES                                              page 2
Delaware International Value Equity Fund                        2
Delaware Emerging Markets Fund                                  5
Delaware Global Value Fund                                      8
..................................................................
HOW THE FUNDS ARE MANAGED                                 page 12
Investment strategies                                          12
The securities we typically invest in                          15
The risks of investing in the Funds                            18
Disclosure of portfolio holdings information                   22
..................................................................
WHO MANAGES THE FUNDS                                     page 23
Investment manager                                             23
Portfolio managers                                             23
Who's who?                                                     26
..................................................................
ABOUT YOUR ACCOUNT                                        page 27
Investing in the Funds                                         27
How to buy shares                                              28
Fair valuation                                                 29
Document delivery                                              29
How to redeem shares                                           30
Account minimum                                                31
Exchanges                                                      31
Frequent trading of Fund shares                                31
Dividends, distributions and taxes                             33
Other investment policies and risk
   considerations                                              34
Certain management considerations                              35
Manager of managers structure                                  35
..................................................................
FINANCIAL HIGHLIGHTS                                      page 36
..................................................................
GLOSSARY                                                  page 40
..................................................................
APPENDIX A - BOND RATINGS                                 page 44
..................................................................
ADDITIONAL INFORMATION                                    page 45

PROFILE: DELAWARE INTERNATIONAL VALUE EQUITY FUND

WHAT IS THE FUND'S GOAL?

     Delaware International Value Equity Fund seeks long-term growth without undue risk to principal. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO SHOULD INVEST IN THE FUND

     o    Investors with long-term financial goals.

     o    Investors seeking exposure to foreign investments.

     o Investors willing to accept the risks involved with foreign investments, which are not ordinarily associated with domestic investments, such as currency, political and economic risks.

WHO SHOULD NOT INVEST IN THE FUND

     o    Investors with short-term financial goals.

     o    Investors seeking an investment in domestic securities.

     o Investors unwilling to accept the additional risks associated with foreign investment, such as currency, political and economic risks.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? The Fund invests primarily in equity securities that provide the potential for capital appreciation and income. At least 65% of the Fund's total assets will invest in equity securities of issuers from foreign countries. An issuer is considered to be from the country where it is located, where the majority of its assets are located or where it generates the majority of its operating income. The Fund may invest more than 25% of its total assets in the securities of issuers located in the same country.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities (the "80% policy"). The Fund's 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

The portfolio management team searches for undervalued companies that have potential for improvement that has not yet been recognized by others in the marketplace. These opportunities may exist because of temporary company-specific problems, or because the companies are in industries that may be out of favor. The portfolio management team believes that the potential for strong returns can be realized by assembling an international portfolio of fundamentally strong companies that have superior business prospects and that are priced below the team's estimate of intrinsic value. The portfolio management team focuses on out-of-favor stocks that have the potential to realize their intrinsic value within a three to five year time horizon.

In selecting investments for the Fund:

o Fundamental research and analysis are the driving forces behind each security chosen by the portfolio management team. Security selection is based on relative value comparisons, applying the team's understanding of industry cycles, global competitors, and company specific variables. The investment process combines quantitative valuation screens with traditional in-depth fundamental analysis, experienced judgment and patience.

o The portfolio management team places great emphasis on those securities it believes can offer the best long-term appreciation within a three to five year horizon. The team constructs a portfolio of 45 to 55 holdings on a stock-by-stock basis, and the holdings are diversified across market capitalization, geography and economic sector.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. Because the Fund invests in international securities in both established and developing countries, it will be affected by international investment risks related to currency valuations, political instability, economic instability and generally more lax accounting and regulatory standards.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 18.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE INTERNATIONAL VALUE EQUITY FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Institutional Class shares have varied over the past ten calendar years, as well as the average annual returns of the Institutional Class shares for one-year, five-year and ten-year periods. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the caps. Please see the footnotes on page 4 for additional information about the expense caps.

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

20.61%   4.61%    9.35%    14.04%   -0.86%    -12.54%    -10.47%    40.37%    20.62%    12.19%
----------------------------------------------------------------------------------------------
 1996    1997     1998      1999     2000      2001       2002       2003      2004     2005

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 22.04% for the quarter ended June 30, 2003 and its lowest quarterly return was -19.24% for the quarter ended September 30, 2002.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05                                                   1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------------------------------------------
                                                  Return before taxes                                12.19%    8.27%       8.78%

                                                  Return after taxes on distributions                10.58%    7.52%       7.60%

                                                  Return after taxes on distributions and sale
                                                     of Fund shares                                   8.78%    6.89%       7.15%

                                                  Morgan Stanley Capital International (MSCI)
                                                     EAFE(R) (Europe, Australasia, Far East) Index
                                                     (reflects no deduction for fees, expenses
                                                     or taxes)                                       14.02%    4.94%       6.18%

The Fund's returns above are compared to the performance of the MSCI EAFE Index. You should remember that, unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE  DELAWARE INTERNATIONAL VALUE EQUITY
FUND'S FEES AND EXPENSES?
--------------------------------------------------------------------------------------------------------------------------------
YOU DO NOT PAY SALES CHARGES directly from your investments            Maximum sales charge (load) imposed on
when you buy or sell shares of the Institutional Class.                   purchases as a percentage of offering price       none

                                                                       Maximum contingent deferred sales charge
                                                                          (load) as a percentage of original purchase
                                                                          price or redemption price, whichever is lower     none

                                                                       Maximum sales charge (load) imposed on
                                                                          reinvested dividends                              none

                                                                       Redemption fees                                      none

                                                                       Exchange fees(1)                                     none
--------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's            Management fees                                     0.83%
assets.
                                                                       Distribution and service (12b-1) fees                none

                                                                       Other expenses                                      0.35%

                                                                       Total operating expenses                            1.18%

                                                                       Fee waivers and expenses(2)                        (0.08%)

                                                                       Net expenses                                        1.10%
--------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the cost of               1 year                                               $112
investing in the Fund to the cost of investing in other
mutual funds with similar investment objectives. We show the           3 years                                              $367
cumulative amount of Fund expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time           5 years                                              $641
shown.(3) The example reflects the net operating expenses
with waivers for the one-year contractual period and total             10 years                                           $1,425
operating expenses without waivers for years two through 10.
This is an example only, and does not represent future
expenses, which may be greater or less than those shown
here.

(1) Exchanges are subject to the requirements of each Delaware Investments(R) Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) The investment manager has contracted to waive fees and pay expenses through April 30, 2007 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.10% of average daily net assets.

(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.

PROFILE: DELAWARE EMERGING MARKETS FUND

The Fund is closed to all new investors. Existing shareholders will be able to continue to add to their existing accounts through new purchases, including purchases through reinvestment of dividends or capital gains distributions, and exchanges. In addition, existing retirement plans will be able to add new participants and existing participants in such plans will be able to add to their accounts. However, if you sell all the shares in your account, your account will be closed and you will not be able to buy additional Fund shares or to reopen your account. The Fund reserves the right to modify this policy at any time.

WHAT IS THE FUND'S GOAL?

     Delaware Emerging Markets Fund seeks long-term capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO SHOULD INVEST IN THE FUND

     o    Investors with long-term financial goals.

     o    Investors seeking exposure to foreign investments.

     o Investors willing to accept the risks involved with foreign investments, which are not ordinarily associated with domestic investments, such as currency, political and economic risks.

WHO SHOULD NOT INVEST IN THE FUND

     o    Investors with short-term financial goals.

     o    Investors seeking an investment in domestic securities.

     o Investors unwilling to accept the additional risks associated with foreign investment, such as currency, political and economic risks.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? The Fund invests primarily in equity securities of issuers from emerging foreign countries. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of issuers from countries whose economies are considered to be emerging or developing.

The Fund may invest up to 35% of the its net assets in fixed-income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities or political sub-divisions. The Fund may invest in fixed-income securities that are denominated in the currencies of emerging market countries. All of these may be high-yield, high risk fixed-income securities. The Fund may invest more than 25% of its total assets in the securities of issuers located in the same country.

Under normal circumstances, at least 80% of the Fund's net assets will be in investments of emerging market issuers (the "80% policy"). The Fund's 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

In selecting investments for the Fund,

o The Fund's portfolio managers strive to identify well-managed companies that are undervalued based on such factors as assets, earnings, dividends or growth potential.

o In order to compare the value of different stocks, we consider whether the future dividends on a stock are expected to increase faster than, slower than or in line with the level of inflation. The Fund's portfolio managers then estimate what they think the value of those anticipated future dividends would be worth if those dividends were being paid today. The Fund's portfolio managers believe this gives them an estimate of the stock's true value. Because the Fund invests primarily in emerging countries, there may be less information available for the Fund's portfolio managers to use in making this analysis than is available for more developed countries.

o Currency analysis is an important part of the valuation exercise. The Fund's portfolio managers attempt to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. These fluctuations can be even more pronounced for funds like Delaware Emerging Markets Fund, which invests in emerging countries. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in foreign stock markets or poor performance in specific industries or companies. The value of the Fund's investments and, therefore, the price of the Fund's shares may be more volatile than investments in more developed markets. Because the Fund invests in international securities it will be affected by international investment risks related to currency valuations, political instability, economic instability or generally more lax accounting and regulatory standards.

High-yield, high risk foreign fixed-income securities are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

The Fund is considered to be "non-diversified" under federal laws that regulate mutual funds. This means that the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, all else being equal, adverse effects on a single security may affect a larger portion of the Fund's overall assets and subject the Fund to greater risks.

For a more complete discussion of risk, please see "The risks of investing in the Funds" on page 18.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE EMERGING MARKETS FUND PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Institutional Class shares have varied over the past nine calendar years, as well as the average annual returns for the one-year, five-year and lifetime periods. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps.

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

  1.58%  -36.19%    55.16%   -24.18%    5.28%     3.79%     64.79%    32.68%   26.65%
---------------------------------------------------------------------------------------
  1997     1998      1999     2000      2001       2002      2003      2004     2005

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 25.48% for the quarter ended June 30, 1999 and its lowest quarterly return was -25.98% for the quarter ended June 30, 1998.

                                                                                                                         LIFETIME
                                                                                                                       (INCEPTION
AVERAGE ANNUAL RETURNS for periods ending 12/31/05                                                1 YEAR     5 YEARS     6/10/96)
------------------------------------------------------------------------------------------------------------------------------------
                                                   Return before taxes                             26.65%      24.79%        9.31%
                                                   Return after taxes on distributions             24.47%      23.74%        8.34%
                                                   Return after taxes on distributions and sale
                                                      of Fund shares                               18.00%      21.57%        7.62%
                                                   MSCI Emerging Markets Index(SM) (reflects no
                                                      deduction for fees, expenses or taxes)       34.54%      19.44%        6.23%*

 The Fund's returns above are compared to the performance of the MSCI Emerging Markets Index. You should remember that, unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

 Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

*The MSCI Emerging Markets Index reports returns on a monthly basis. This figure reflects the return from June 30, 1996 through December 31, 2005.

WHAT ARE DELAWARE EMERGING MARKETS FUND'S
FEES AND EXPENSES?
--------------------------------------------------------------------------------------------------------------------------------
YOU DO NOT PAY SALES CHARGES directly from your investments            Maximum sales charge (load) imposed on
when you buy or sell shares of the Institutional Class.                   purchases as a percentage of offering price      none

                                                                       Maximum contingent deferred sales charge
                                                                          (load) as a percentage of original purchase
                                                                          price or redemption price, whichever is lower    none

                                                                       Maximum sales charge (load) imposed on
                                                                          reinvested dividends                             none

                                                                       Redemption fees                                     none

                                                                       Exchange fees(1)                                    none
--------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's            Management fees                                    1.23%
assets.
                                                                       Distribution and service (12b-1) fees               none

                                                                       Other expenses                                     0.49%

                                                                       Total annual fund operating expenses               1.72%
--------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the cost of               1 year                                              $175
investing in the Fund to the cost of investing in other
mutual funds with similar investment objectives. We show the           3 years                                             $542
cumulative amount of Fund expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time           5 years                                             $933
shown.(2) The example assumes that the Fund's total
operating expenses remain unchanged in each of the periods             10 years                                          $2,030
shown. This is an example only, and does not represent
future expenses, which may be greater or less than those
shown here.

(1) Exchanges are subject to the requirements of each Delaware Investments(R) Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.

PROFILE: DELAWARE GLOBAL VALUE FUND

WHAT IS THE FUND'S GOAL?

     Delaware Global Value Fund seeks long-term capital appreciation. Although the Fund will strive to meet its goal, there is no assurance that it will.

WHO SHOULD INVEST IN THE FUND

     o    Investors with long-term financial goals.

     o    Investors seeking exposure to foreign investments.

     o Investors willing to accept the risks involved with foreign investments, which are not ordinarily associated with domestic investments, such as currency, political and economic risks.

WHO SHOULD NOT INVEST IN THE FUND

     o    Investors with short-term financial goals.

     o Investors seeking an investment primarily in domestic equity securities.

     o Investors unwilling to accept the additional risks associated with foreign investment, including risks associated with investing in emerging markets, such as currency, political and economic risks.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES? Delaware Global Value Fund seeks to achieve its objective by investing primarily in U.S. and non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities of issuers located throughout the world, including the United States. The Fund may invest in companies across all market capitalizations, although the Fund will typically invest in mid- and large-cap equity securities. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country; however, the Fund will limit investments in emerging markets securities to 10% of the Fund's net assets. To determine how much of the Fund's assets to allocate to international stocks and how much to allocate to U.S. stocks, the Fund's portfolio management teams compare the potential return of each asset class in the context of their expectations for inflation, economic growth and political stability in various regions around the world.

In selecting non-U.S. investments for the Fund,

o The Delaware International Equity Team searches for undervalued companies that have potential for improvement that is not yet recognized by others in the marketplace. These opportunities may exist because of temporary company-specific problems, or because the companies are in industries that may be out of favor.

o The Delaware International Equity Team believes that the potential for exceptional returns can be realized by assembling an international portfolio of fundamentally strong companies that have superior business prospects and that are priced below the team's estimate of intrinsic value.

o Fundamental research and analysis are the driving forces behind each security chosen by the Delaware International Equity Team. Security selection is based on relative value comparisons, applying the team's understanding of industry cycles, global competitors, and company specific variables. The investment process combines quantitative valuation screens with traditional in-depth fundamental analysis, experienced judgment and patience.

o The Delaware International Equity Team places great emphasis on those securities it believes can offer the best long-term appreciation within a three to five year horizon. The team constructs a portfolio of 45 to 55 holdings on a stock-by-stock basis, and the holdings are diversified across market capitalization, geography and economic sector.

In selecting U.S. investments for the Fund,

o The Delaware Large Cap Value Focus Team selects securities it believes are undervalued in relation to their intrinsic value. The Delaware Large Cap Value Focus Team evaluates securities by considering multiple factors, including earnings, cash flow potential, the asset value of an issuer and, in certain cases, a company's plans for future operations.

o Using a value-oriented investment philosophy and a research-intensive approach, the Delaware Large Cap Value Focus Team invests primarily in mid- to large-capitalization companies which it believes have long-term capital appreciation potential. When selecting securities, the Delaware Large Cap Value Focus Team considers estimated present or future values, earnings growth prospects, expected return on equity and dividend yield, the financial condition of the issuer and other qualitative factors.

The Fund may invest up to 35% of its net assets in fixed-income securities, including up to 15% of its net assets in high-yield, high-risk foreign fixed income securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by declines in stock prices, which can be caused by a drop in the stock market or poor performance in specific industries or companies, and changes in currency exchange rates. To the extent the Fund invests in fixed-income securities, it may also be affected by changes in U.S. and foreign interest rates. Investments in small- and mid-capitalization securities tend to be more volatile than investments in larger capitalization securities. Investments in foreign securities, whether equity or fixed-income, involve special risks including those related to currency fluctuations, as well as to political, economic and social situations different from, and potentially more volatile than, those in the U.S. In addition, the accounting, tax and financial reporting standards of foreign countries are different from and may be less reliable or comprehensive than those relating to U.S. issuers. Investments in emerging markets may present greater risks than investing in more developed countries, including risks of appropriation, adverse changes in tax regulations and currency controls. High-yield, high risk fixed-income securities that the Fund may invest in are subject to substantial risks, particularly during periods of economic downturns or rising interest rates.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 18.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE GLOBAL VALUE FUND PERFORMED?
--------------------------------------------------------------------------------
THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how the annual returns for the Fund's Institutional Class shares have varied for the past eight calendar years, as well as the average annual returns of the Institutional Class Shares for one-year, five-year and lifetime periods. Prior to September 1, 2001, the Fund had not engaged in a broad distribution effort of its shares and had been subject to limited redemption requests. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps that were in effect during certain of these periods. The returns would be lower without the expense caps. Please see the footnotes on page 11 for additional information about the expense caps and which may have been lower than the Fund's current expenses.

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)*

   5.83%    23.20%   -2.66%    -5.98%    -13.06%    47.18%    26.37%   13.55%
--------------------------------------------------------------------------------
   1998      1999     2000      2001       2002      2003      2004     2005

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 22.35% for the quarter ended June 30, 2003 and its lowest quarterly return was -18.58% for the quarter ended September 30, 2002.

* On December 15, 2005, the Fund's Board of Trustees approved changes to the Fund's investment strategy. These changes, which became effective on March 30, 2006, allow the Fund to invest a significant portion of its assets in U.S. equity securities and also allow the Fund to invest in securities of issuers of all sizes, thereby eliminating the Fund's prior focus on the securities of small capitalization issuers. Accordingly, the Fund no longer invests at least 80% of its net assets in the securities of small capitalization issuers. Prior to March 30, 2006, the Fund was sub-advised by Mondrian Investment Partners Limited. Since March 30, 2006, the Fund has been managed by portfolio management teams within Delaware Management Company. The historical returns do not reflect these changes.

  In connection with the investment strategy changes noted above, the maximum annual investment advisory fee with respect to the Fund was reduced from 1.25% to 0.85% effective March 30, 2006. In addition, effective March 30, 2006, the name of the Fund was changed from Delaware International Small Cap Value Fund to Delaware Global Value Fund. The use of the term "global" in the Fund's name indicates that the Fund invests in both domestic and foreign securities, as opposed to an "international" fund that invest primarily in foreign securities. The historical returns do not reflect these changes.

                                                                                                                         LIFETIME
                                                                                                                       (INCEPTION)
AVERAGE ANNUAL RETURNS for periods ending 12/31/05                                                    1 YEAR   5 YEARS    12/19/97
-----------------------------------------------------------------------------------------------------------------------------------
                                             Return before taxes                                      13.55%    11.54%      10.38%

                                             Return after taxes on distributions                      10.66%    10.48%       8.58%

                                             Return after taxes on distributions and
                                                sale of Fund shares                                   11.18%     9.75%       8.21%

                                             MSCI EAFE(R) Index (Europe, Australasia, Far East)
                                                (reflects no deduction for fees, expenses or taxes)   14.02%     4.94%       6.68%*

                                             Citigroup World ex-U.S. EMI (Extended Market Index)
                                                (reflects no deduction for fees, expenses or taxes)   22.09%    13.56%      11.25%*

                                             MSCI ACWI (All Country World Index) Index(SM)**
                                                (reflects no deduction for fees, expenses
                                                or taxes)                                             11.37%     3.41%       5.84%*

  The Fund's returns above are compared to the performance of the MSCI EAFE Index, the Citigroup World ex-U.S. EMI Index and the MSCI ACWI Index. The MSCI EAFE Index consists primarily of larger stocks from developed foreign countries. The Citigroup World ex-U.S. EMI Index consists primarily of smaller stocks from developed foreign countries. The MSCI ACWI Index measures equity market performance in the global, developed and emerging markets. You should remember that, unlike the Fund, each index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

  Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

 *The Indexes all report returns on a monthly basis. These figures reflect the return from December 31, 1997 through December 31, 2005.

**The MSCI ACWI Index is replacing the MSCI EAFE Index and the Citigroup World ex-U.S. EMI Index as the Fund's benchmark. As a result of the changes in the Fund's investment strategy, as discussed above, the investment manager believes the composition of the MSCI ACWI Index better reflects the Fund's investments. The MSCI EAFE Index and the Citigroup World ex-U.S. EMI Index may be excluded from this comparison in the future.

WHAT ARE DELAWARE GLOBAL VALUE FUND'S FEES AND
EXPENSES?
------------------------------------------------------------------------------------------------------------------------------------
YOU DO NOT PAY SALES CHARGES directly from your investments            Maximum sales charge (load) imposed on
when you buy or sell shares of the Institutional Class                    purchases as a percentage of offering price      none

                                                                       Maximum contingent deferred sales charge
                                                                          (load) as a percentage of original purchase
                                                                          price or redemption price, whichever is lower    none

                                                                       Maximum sales charge (load) imposed on
                                                                          reinvested dividends                             none

                                                                       Redemption fees                                     none

                                                                       Exchange fees(1)                                    none
------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's            Management fees(2)                                 0.85%
assets.
                                                                       Distribution and service (12b-1) fees               none

                                                                       Other expenses                                     0.58%

                                                                       Total annual fund operating expenses               1.43%

                                                                       Fee waivers and payments(3)                       (0.23%)

                                                                       Net expenses                                       1.20%
------------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE is intended to help you compare the cost of               1 year                                              $122
investing in the Fund to the cost of investing in other
mutual funds with similar investment objectives. We show the           3 years                                             $430
cumulative amount of Fund expenses on a hypothetical
investment of $10,000 with an annual 5% return over the time           5 years                                             $760
shown.(4) This example reflects the net operating expenses
with waivers for the one-year contractual period and total             10 years                                          $1,693
operations expenses without waivers for years two through
10. This is an example only, and does not represent future
expenses, which may be greater or less than those shown
here.

(1) Exchanges are subject to the requirements of each Delaware Investments(R) Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) Management fees have been restated in the current fiscal period due to the change in investment strategy.

(3) The investment manager has contracted to waive fees and pay expenses through March 31, 2007, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expense and certain insurance costs) from exceeding 1.20% of average daily net assets.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.

HOW THE FUNDS ARE MANAGED

The Funds' portfolio managers take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

INVESTMENT STRATEGIES

The Fund's portfolio managers research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that they think are the best investments for a particular Fund. The following are descriptions of how the portfolio managers pursue the Funds' investment goals.

Each Fund's investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If an objective were changed, the Fund would notify shareholders before the change became effective.

DELAWARE INTERNATIONAL VALUE EQUITY FUND
Delaware International Value Equity Fund seeks long-term growth without undue risk to principal. The Fund's portfolio management team invests primarily in equity securities, including common or ordinary stocks, which provide the potential for capital appreciation. The portfolio management team's strategy would commonly be described as a value strategy. That is, the Fund's portfolio management team strives to purchase stocks that are selling for less than what it believes their value is.

In selecting foreign stocks, the portfolio management team's philosophy is based on the concept that adversity creates opportunity and that transitory problems can be overcome by well-managed companies. The team uses an approach that combines quantitative, valuation-based screening at the early stages followed by comprehensive company and industry specific research. The team's philosophy and process are based on the concept that valuation screens serve solely as a starting point in the creation of a portfolio of undervalued stocks because accounting measures only approximate the intrinsic value of any company. The team's investment universe segmentation prioritizes its research and its bottom-up contrarian investment style seeks to identify mispriced securities.

The Fund may purchase securities in any foreign country, developed or emerging; however, the portfolio management team currently anticipates investing in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Korea, Mexico, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan, and the United Kingdom. While this is a representative list, the Fund may also invest in countries not listed here.

The Fund's portfolio management team generally maintains a long-term focus in the Fund, seeking companies that it believes will perform well over the next three to five years.

DELAWARE EMERGING MARKETS FUND
Delaware Emerging Markets Fund seeks long-term capital appreciation. The Fund may invest in a broad range of equity securities, including common or ordinary stocks. Our primary emphasis will be on the stocks of companies considered to be from an emerging country.

The Fund's portfolio managers consider an "emerging country" to be any country that is:

o generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation;

o    classified by the United Nations as developing; or

o included in the International Finance Corporation Free Index or the MSCI Emerging Markets Index.

Developing or emerging countries include almost every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe. A representative list of the countries where the Fund's portfolio management team may invest includes: Argentina, Brazil, Chile, China, Croatia, Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Panama, Poland, Republic of Korea, Russia, South Africa, Taiwan and Thailand. The Fund's portfolio managers may invest in other countries, particularly as markets in other emerging countries develop.

In deciding whether a company is from an emerging country, the Fund's portfolio managers evaluate publicly available information and question individual companies to determine if the company meets one of the following criteria:

o the principal trading market for the company's securities is in a country that is emerging;

o the company generates 50% or more of its annual revenue from operations in emerging countries, even though the company's securities are traded in an established market or in a combination of emerging and established markets; or

o the company is organized under the laws of an emerging market country and has a principal office in an emerging country.

Currently, investing in many emerging countries is not feasible or may involve significant political risks. The Fund's portfolio managers focus their investments in emerging countries where they consider the economies to be developing strongly and where the markets are becoming more sophisticated. In deciding where to invest, the Fund's portfolio managers place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. The Fund's portfolio managers believe investment opportunities may result from an evolving long-term trend favoring market-oriented economies, a trend that may particularly benefit countries having developing markets.

When the Fund's portfolio managers evaluate individual companies they strive to apply a value-oriented selection process, that is, the Fund's portfolio managers strive to purchase stocks that are selling for less than what they believe their value is. In order to determine what they believe a security's value is, they evaluate its future income potential, taking into account the impact both currency fluctuations and inflation might have on that income stream. The Fund's portfolio managers then analyze what that income would be worth if paid today. That helps them decide what they think the security is worth today. The Fund's portfolio managers then compare their determination of the security's value to its current price to determine if it is a good value. The Fund's portfolio managers use income as an indicator of value because they believe it allows them to compare securities across different sectors and different countries-all using one measurement standard. The Fund's portfolio managers can even use this analysis to compare stocks to bonds. The Fund's portfolio managers also evaluate other traditional value characteristics. However, in emerging markets, more emphasis needs to be placed on the portfolio manager's assessment of the company's risk of missing our forecast. Risk adjusted return forecasts are therefore of crucial importance in constructing the portfolio.

The Fund may invest up to 35% of its net assets in high-yield, high risk foreign fixed-income securities. This typically includes so-called Brady Bonds.

DELAWARE GLOBAL VALUE FUND
The equity securities in which the Fund may invest include common or ordinary stocks, preferred stocks, rights or warrants to purchase common or ordinary stocks and securities convertible into common or ordinary stocks. The Fund may also invest in foreign companies through sponsored or unsponsored Depositary Receipts, which are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Fund may invest in securities issued in any currency and may hold foreign currency.

When selecting equity securities of non-U.S. companies for the Fund, Delaware's International Equity Team seeks to identify undervalued securities by employing relative value comparisons of industry cycles, global competitors and company-specific financial variables. The multi-step process used by the International Equity Team blends the latest research software tools and data with traditional fundamental analysis, experienced judgment and patience. The International Team may also invest in small-cap issues from time to time.

When selecting equity securities of U.S. companies for the Fund, Delaware's Large Cap Value Focus Team will follow a value-oriented investment philosophy using a research-intensive approach that considers factors such as:

o A security price that reflects a market valuation that is judged to be below the estimated present or future value of the company;

o    Favorable earnings growth prospects;

o    Expected above-average return on equity and dividend yield;

o    The financial condition of the issuer; and

o    Various qualitative factors.

While the Fund may purchase securities in any foreign country, including developed, developing, or emerging market countries, it is currently anticipated that the countries in which the Fund may invest will include, but not be limited to, Australia, Finland, France, Germany, Hong Kong/China, Ireland, Italy, Japan, the Netherlands, New Zealand, Singapore, Spain, Sweden, United States and the United Kingdom. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of such countries.

The Fund may also invest in convertible preferred stocks that offer enhanced yield features, such as preferred equity redemption cumulative stock, and certain other non-traditional equity securities.

The Fund may invest up to 35% of its net assets in U.S. and foreign fixed-income securities, including those issued by emerging country companies and foreign governments, their agencies, instrumentalities or political subdivisions. Up to 15% of these fixed-income securities may be high-yield, high risk fixed-income securities (commonly known as junk bonds) rated lower than BBB by S&P and Baa by Moody's or, if unrated, are considered by the Fund's portfolio managers to be of equivalent quality and which present special investment risks.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation potential. The Funds holdings will generally be denominated in a foreign currency.

------------------------------------------------------------------------------------------------------------------------------------
SECURITIES                                                                   HOW THE FUNDS USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                         DELAWARE                    DELAWARE                   DELAWARE
                                                    INTERNATIONAL VALUE          EMERGING MARKETS             GLOBAL VALUE
                                                        EQUITY FUND                    FUND                        FUND
------------------------------------------------------------------------------------------------------------------------------------
COMMON OR ORDINARY STOCKS: Securities      Under normal circumstances, the Funds will generally invest their assets in
that represent shares of ownership in a    common or ordinary stocks, some of which may be dividend-paying stocks.
corporation. Stockholders participate in
the corporation's profits and losses
proportionate to the number of shares
they own.
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRS),       Each Fund may invest in sponsored and unsponsored ADRs, EDRs and GDRs, generally
EUROPEAN DEPOSITARY RECEIPTS (EDRS), AND   focusing on those whose underlying securities are issued by foreign entities.
GLOBAL DEPOSITARY RECEIPTS (GDRS): ADRs    Sponsored depositary receipts are issued jointly by the issuer of the underlying
are receipts issued by a U.S. depositary   security and the depositary, and unsponsored depositary receipts are issued by
(usually a U.S. bank) and EDRs and GDRs    the depositary without the participation of the issuer of the underlying
are receipts issued by a depositary        security.
outside of the U.S. (usually a non-U.S.
bank or trust company or a foreign         To determine whether to purchase a security in a foreign market or through a
branch of a U.S. bank). Depositary         depositary receipt, the Funds' portfolio managers evaluate the price levels, the
receipts represent an ownership interest   transaction costs, taxes and administrative costs or other relevant factors
in an underlying security that is held     involved with each security to try to identify the most efficient choice.
by the depositary. Generally, the
underlying security represented by an
ADR is issued by a foreign issuer and
the underlying security represented by
an EDR or GDR may be issued by a foreign
or U.S. issuer. Generally, the holder of
the depositary receipt is entitled to
all payments of interest, dividends or
capital gains that are made on the
underlying security.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSACTIONS: A forward   Although the Funds value their assets daily in U.S. dollars, they do not intend
foreign currency exchange contract         to convert their holdings of foreign currencies into U.S. dollars on a daily
involves an obligation to purchase or      basis. Each Fund will, however, from time to time, purchase or sell foreign
sell a specific currency on a fixed        currencies and/or engage in forward foreign currency exchange transactions. Each
future date at a price that is set at      Fund may conduct its foreign currency transactions on a cash basis at the rate
the time of the contract. The future       prevailing in the foreign currency exchange market or through a forward foreign
date may be any number of days from the    currency exchange contract or forward contract.
date of the contract as agreed by the
parties involved.                          A Fund may use forward contracts for defensive hedging purposes to attempt to protect the value of the Fund's current security or currency holdings. It may also use forward contracts if it has agreed to sell a security and wants to
                                           "lock-in" the price of that security, in terms of U.S. dollars. Investors should be aware of the costs of currency conversion. The Funds will not use forward contracts for speculative purposes.
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

------------------------------------------------------------------------------------------------------------------------------------
SECURITIES                                                                   HOW THE FUNDS USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                   DELAWARE                      DELAWARE                   DELAWARE
                                              INTERNATIONAL VALUE            EMERGING MARKETS             GLOBAL VALUE
                                                  EQUITY FUND                     FUND                        FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: In some     The Funds may hold investment company securities if the Funds' portfolio
countries, investments by U.S. mutual      managers believe the country offers good investment opportunities. Such
funds are generally made by purchasing     investment companies may be open-end or closed-end investment companies. These
shares of investment companies that in     investments involve an indirect payment by a Fund's shareholders of a portion of
turn invest in the securities of such      the expenses of the other investment companies, including their advisory fees.
countries.
------------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Privately placed    The Funds may invest in privately placed securities, including those that are
securities whose resale is restricted      eligible for resale only among certain institutional buyers without
under U.S. securities laws.                registration, which are commonly known as "Rule 144A Securities." Restricted securities that are determined to be illiquid may not exceed a Fund's limit on illiquid securities, which is described below.
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that do    The Fund may invest up            The Fund may invest up to 15% of the Fund's net
not have a ready market, and cannot be     to 10% of the Fund's              assets in illiquid securities.
easily sold within seven days at           net assets in illiquid
approximately the price at which a fund    securities.
has valued them.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN CORPORATE AND GOVERNMENT BONDS:    The Funds may invest a portion of their assets in foreign, corporate or
Debt obligations issued by foreign         government fixed income securities consistent with their investment policies
corporations, foreign governments, or a    (such as market or capitalization), when, in our opinion, they offer attractive
foreign agency, instrumentality or         opportunities relative to those available through equity securities.
political subdivision of such              Although not a principal strategy of the Funds, for temporary defensive
governments.                               purposes, a Fund may invest all or a substantial portion of its assets in these securities rated AA or better by S&P and Aa or better by Moody's, or if unrated, determined to be of comparable quality.
------------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD, HIGH RISK FIXED-INCOME         The Fund does not            The Fund may invest          The Fund may invest up to 15%
SECURITIES: Securities that are rated      make it a practice to        up to 35% of its net         of its net assets in
lower than BBB by S&P or Baa by Moody's,   invest in these              assets, in high-yield,       high-yield, high-risk U.S. and
or if unrated, have equal quality. These   securities.                  high risk foreign            foreign fixed-income
securities may be issued by companies,                                  fixed-income                 securities.
governments, or governmental entities of                                securities.
emerging or developing countries, which                                                              The Fund will not purchase
may be less creditworthy. A primary                                                                  securities rated lower than C
risk, which may be substantial, is that                                                              by S&P or Ca by Moody's or, if
these companies, governments, or                                                                     unrated, are considered by the
entities may not be able to make                                                                     Fund's portfolio management
interest or principal payments. An                                                                   team to be of an equivalent
additional risk is that the value of                                                                 quality to such ratings.
these securities may decline
significantly.
------------------------------------------------------------------------------------------------------------------------------------

16

------------------------------------------------------------------------------------------------------------------------------------
SECURITIES                                                                   HOW THE FUNDS USE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                   DELAWARE                      DELAWARE                   DELAWARE
                                              INTERNATIONAL VALUE            EMERGING MARKETS             GLOBAL VALUE
                                                  EQUITY FUND                     FUND                        FUND
------------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: An agreement        Typically, the Funds use repurchase agreements as a short-term investment for a
between a buyer of securities, such        Fund's cash position. In order to enter into these repurchase agreements, a Fund must
as a Fund, and a seller of                 have collateral of 102% of the repurchase price. The Funds will only enter into
securities, in which the seller            repurchase agreements in which the collateral is comprised of U.S. government
agrees to buy the securities back          securities.
within a specified time at the same
price the buyer paid for them, plus
an amount equal to an agreed upon
interest rate. Repurchase
agreements are often viewed as
equivalent to cash.
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS):     The Funds do not generally invest in these securities.
REITs are pooled investment vehicles
which invest primarily in
income-producing real estate or real
estate related loans or interests. REITs
are generally classified as equity
REITs, mortgage REITs or a combination
of equity and mortgage REITs. Equity
REITs invest the majority of their
assets directly in real property and
derive income primarily from the
collection of rents. Equity REITs can
also realize capital gains by selling
properties that have appreciated in
value. Mortgage REITs invest the
majority of their assets in real estate
mortgages and derive income from the
collection of interest payments.
------------------------------------------------------------------------------------------------------------------------------------

The Funds may also invest in other securities, including preferred stocks, convertible securities, warrants, futures and options. Please see the Statement of Additional Information (SAI) for additional descriptions of these securities as well as those listed in the table above.

BORROWING FROM BANKS Each Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. A Fund will be required to pay interest to the lending banks on the amounts borrowed. As a result, borrowing money could result in a Fund being unable to meet its investment objective.

LENDING SECURITIES Each Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for use in their securities transactions. Borrowers of a Fund's securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions may generate additional income for the Funds.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, each Fund may hold a substantial part of its assets in cash or cash equivalents. These investments may not be consisted with a Fund's investment objective. To the extent that a Fund holds these investments, the Fund may be unable to achieve its investment objective.

PORTFOLIO TURNOVER We anticipate that the Funds' annual portfolio turnover will not exceed 100%. It is possible, however, that portfolio turnover will be higher than expected. A turnover rate of 100% would occur, for example, if a Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

THE RISKS OF INVESTING IN THE FUNDS

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the chief risks you assume when investing in the Funds. Please see the SAI for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
               RISKS                                                 HOW THE FUNDS STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                     DELAWARE                     DELAWARE                       DELAWARE
                                               INTERNATIONAL VALUE            EMERGING MARKETS                 GLOBAL VALUE
                                                   EQUITY FUND                      FUND                          FUND
------------------------------------------------------------------------------------------------------------------------------------
MARKET RISK is the risk that all or a      The Funds' portfolio managers maintain a long-term investment approach and focus
majority of the securities in a certain    on stocks they believe can appreciate over an extended time frame regardless of
market--like the stock or bond             interim market fluctuations. In deciding what portion of a Fund's portfolio
market--or in a certain country or         should be invested in any individual country, the portfolio managers evaluate a
region will decline in value because of    variety of factors, including opportunities and risks relative to other
factors such as economic conditions,       countries. The Funds' portfolio managers do not try to predict overall stock
future expectations or investor            market movements and do not trade for short-term purposes.
confidence.
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRY AND SECURITY RISK Industry risk   The Funds' portfolio managers typically hold a number of different securities in
is the risk that the value of securities   a variety of sectors in order to minimize the impact that a poorly performing
in a particular industry will decline      security would have on a Fund. Security risk is more significant for Delaware
because of changing expectations for the   Emerging Markets Fund, which is a non-diversified fund.
performance of that industry. Securities
risk is the risk that the value of an
individual stock or bond will decline
because of changing expectations for the
performance of the individual company
issuing the stock or bond.
------------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS RISK is the possibility   The Fund, to the limited     The Fund is subject to this  The Fund may invest in
that the risks associated with             extent that it invests in    risk. Striving to manage     emerging market securities.
international investing will be greater    emerging markets, is         this risk, the portfolio     Striving to manage this
in emerging markets than in more           subject to this risk.        managers carefully screen    risk, the portfolio
developed foreign markets because, among   Striving to manage this      securities within emerging   managers carefully screen
other things, emerging markets may have    risk, the portfolio          markets and attempt to       securities within emerging
less stable political and economic         managers carefully screen    consider material risks      markets and attempt to
environments. In addition, in many         securities within emerging   associated with an           consider material risks
emerging markets, there is substantially   markets and attempt to       individual company or bond   associated with an
less publicly available information        consider material risks      issuer. The Fund's           individual company or bond
about issuers and the information that     associated with an           portfolio managers cannot    issuer.
is available tends to be of a lesser       individual company or bond   eliminate emerging market
quality. Economic markets and structures   issuer.                      risk and consequently
tend to be less mature and diverse and                                  encourage shareholders to
the securities markets which are subject                                invest in the Fund only if
to less government regulation or                                        they have a long-term time
supervision may also be smaller, less                                   horizon, over which the
liquid and subject to greater price                                     potential of individual
volatility.                                                             securities is more likely
                                                                        to be realized.
------------------------------------------------------------------------------------------------------------------------------------

18

------------------------------------------------------------------------------------------------------------------------------------
              RISKS                                             HOW THE FUNDS STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                     DELAWARE                     DELAWARE                       DELAWARE
                                               INTERNATIONAL VALUE            EMERGING MARKETS                 GLOBAL VALUE
                                                   EQUITY FUND                      FUND                          FUND
------------------------------------------------------------------------------------------------------------------------------------
POLITICAL RISK is the risk that            The Funds' portfolio managers evaluate the political situations in the countries
countries or the entire region may         where they invest and take into account any potential risks before they select
experience political instability. This     securities for the portfolio. However, there is no way to eliminate political
may cause greater fluctuation in the       risk when investing internationally. In emerging markets political risk is
value and liquidity of investments due     typically more likely to affect the economy and share prices than in developed
to changes in currency exchange rates,     markets.
governmental seizures or nationalization
of assets.
------------------------------------------------------------------------------------------------------------------------------------
CURRENCY RISK is the risk that the value   Each Fund may try to hedge its currency risk by purchasing foreign currency
of a fund's investments may be             exchange contracts. If a Fund agrees to purchase or sell foreign securities at a
negatively affected by changes in          pre-set price on a future date, the Fund may attempt to protect the value of a
foreign currency exchange rates. Adverse   security it owns from future changes in currency rates. If a Fund has agreed to
changes in exchange rates may reduce or    purchase or sell a security, it may also use foreign currency exchange contracts
eliminate any gains produced by            to "lock-in" the security's price in terms of U.S. dollars or another applicable
investments that are denominated in        currency. Each Fund may use forward currency exchange contracts only for
foreign currencies and may increase any    defensive or protective measures, not to enhance portfolio returns. However,
losses.                                    there is no assurance that such a strategy will be successful. Hedging is typically less practical in emerging markets.
------------------------------------------------------------------------------------------------------------------------------------
INFORMATION RISK is the risk that          The Funds' portfolio managers conduct fundamental research on the companies they
foreign companies may be subject to        invest in rather than relying solely on information available through financial
different accounting, auditing and         reporting. As part of our worldwide research process, the Funds' portfolio
financial reporting standards than U.S.    managers emphasize company visits. The Funds' portfolio managers believe this
companies. There may be less information   will help them to better uncover any potential weaknesses in individual
available about foreign issuers than       companies.
domestic issuers. Furthermore,
regulatory oversight of foreign issuers
may be less stringent or less
consistently applied than in the U.S.
------------------------------------------------------------------------------------------------------------------------------------
INEFFICIENT MARKET RISK is the risk that   The Funds will attempt to reduce these risks by investing in a number of
foreign markets may be less liquid, have   different countries, noting trends in the economy, industries and financial
greater price volatility, less             markets.
regulation and higher transaction costs
than U.S. markets.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              RISKS                                             HOW THE FUNDS STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                     DELAWARE                     DELAWARE                       DELAWARE
                                               INTERNATIONAL VALUE            EMERGING MARKETS                 GLOBAL VALUE
                                                   EQUITY FUND                      FUND                          FUND
------------------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY RISK is the risk that        The Fund typically focuses   The Fund may invest in       The Fund typically focuses
prices of smaller companies may be more    its investments in larger    small companies and would    its investments in larger
volatile than larger companies because     companies.                   be subject to this risk.     companies.
of limited financial resources or                                       Although the Fund typically
dependence on narrow product lines.                                     holds a number of different
                                                                        stocks in order to reduce
                                                                        the impact that one small
                                                                        company stock would have on
                                                                        the Fund, because this is a
                                                                        non-diversified fund, it is
                                                                        possible that a smaller
                                                                        company holding could be a
                                                                        significant holding and
                                                                        subject the Fund to greater
                                                                        risk. The Fund attempts to
                                                                        reduce this risk by
                                                                        diversifying its
                                                                        investments.
------------------------------------------------------------------------------------------------------------------------------------
NON-DIVERSIFIED FUND RISK is the risk      The Fund is a diversified    The Fund will not be         The Fund is a diversified
that non-diversified funds are believed    fund, and is not subject to  diversified under the 1940   fund, and is not subject to
to be subject to greater risks because     this risk.                   Act. Non-diversified         this risk.
adverse effects on their security                                       investment companies have
holdings may affect a larger portion of                                 the flexibility to invest
their overall assets.                                                   as much as 50% of their
                                                                        assets in as few as two
                                                                        issuers with no single
                                                                        issuer accounting for more
                                                                        than 25% of the portfolio.
                                                                        The remaining 50% of the
                                                                        portfolio must be
                                                                        diversified so that no more
                                                                        than 5% of a fund's assets
                                                                        is invested in the
                                                                        securities of a single
                                                                        issuer, with certain
                                                                        exceptions.
------------------------------------------------------------------------------------------------------------------------------------
TRANSACTION COSTS RISK relates to the      Each Fund is subject to this risk. The Funds' portfolio managers strive to
costs of buying, selling and holding       monitor transaction costs and to choose an efficient trading strategy for the
foreign securities, including brokerage,   Funds.
tax and custody costs, which may be
higher than those involved in domestic
transactions.
------------------------------------------------------------------------------------------------------------------------------------

20

------------------------------------------------------------------------------------------------------------------------------------
              RISKS                                             HOW THE FUNDS STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                     DELAWARE                     DELAWARE                       DELAWARE
                                               INTERNATIONAL VALUE            EMERGING MARKETS                 GLOBAL VALUE
                                                   EQUITY FUND                      FUND                          FUND
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE RISK is the risk that        The Funds are generally less affected by interest rate risk than other risks
securities, particularly bonds with        because they typically hold small amounts of fixed-income securities.
longer maturities, will decrease in
value if interest rates rise.
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT AND SUPRANATIONAL       Each Fund is subject to this risk with respect to its debt investments and will
SECURITIES RISKS relate to the ability     attempt to limit this risk by performing credit analysis on the issuer of each
of a foreign government or government      security purchased. Each Fund also attempts to reduce this risk by limiting the
related issuer to make timely payments     portion of net assets that may be invested in these securities.
on its external debt obligations.
                                           Each Fund also compares the risk-reward potential of foreign government
This ability to make payments will be      securities being considered to that offered by equity securities to determine
strongly influenced by the issuer's        whether to allocate assets to equity or fixed-income investments.
balance of payments, including export
performance, its access to international
credits and investments, fluctuations in
interest rates and the extent of its
foreign reserves.
------------------------------------------------------------------------------------------------------------------------------------
HIGH-YIELD, HIGH RISK FOREIGN              This is not a significant    The Fund may invest up to    The Fund may invest up to
FIXED-INCOME SECURITIES: The economy and   risk for the Fund.           35% of its net assets in     15% of its net assets in
interest rates may affect these                                         high-yield, high risk        high-yield, high risk
high-yield, high risk securities           The Fund may invest up to    foreign fixed-income         foreign fixed-income
differently from other securities.         15% of its net assets in     securities.                  securities.
Prices have been found to be less          high-yield, high risk
sensitive to interest rate changes than    foreign fixed-income         The Fund's portfolio         The Fund's portfolio
higher rated investments, but more         securities.                  managers intend to limit     managers intend to limit
sensitive to adverse economic changes or                                the Fund's investment in     the Fund's investment in
individual corporate developments. Also,   The Fund's portfolio         any single lower rated       any one lower rated bond,
during an economic downturn or a           managers intend to limit     bond, which can help to      which can help to reduce
substantial period of rising interest      the Fund's investment in     reduce the effect of an      the effect of an individual
rates, highly leveraged issuers may        any one lower rated bond,    individual default on the    default on the Fund, and to
experience financial stress which would    which can help to reduce     Fund. The Fund's portfolio   limit the Fund's overall
adversely affect their ability to          the effect of an individual  managers also intend to      holdings of bonds in this
service principal and interest payment     default on the Fund, and to  limit the Fund's overall     category. Such limitations
obligations, to meet projected business    limit the Fund's overall     holdings of bonds in this    may not protect the Fund
goals and to obtain additional             holding of bonds in this     category. Such limitations   from widespread bond
financing. Changes by recognized rating    category. Such limitations   may not protect the Fund     defaults brought about by a
agencies in their rating of any such       may not protect the Fund     from widespread bond         sustained economic
security and in the ability of the         from widespread bond         defaults brought about by a  downturn.
issuer to make payments of interest and    defaults brought about by a  sustained economic downturn
principal will also ordinarily have a      sustained economic           or from price declines that
more dramatic effect on the values of      downturn.                    might result from changes
these investments than on the values of                                 in the quality ratings of
higher-rated securities. Consequently,                                  individual bonds.
these changes will affect a Fund's net
asset value per share.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              RISKS                                             HOW THE FUNDS STRIVE TO MANAGE THEM
------------------------------------------------------------------------------------------------------------------------------------
                                                     DELAWARE                     DELAWARE                       DELAWARE
                                               INTERNATIONAL VALUE            EMERGING MARKETS                 GLOBAL VALUE
                                                   EQUITY FUND                      FUND                          FUND
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INDUSTRY RISK INCLUDES,        To the extent the Funds invest in REITs, it is subject to the risks associated
AMONG OTHERS: possible declines in the     with the real estate industry. Investors should carefully consider these risks
value of real estate; risks related to     before investing in the Funds.
general and local economic conditions;
possible lack of availability of
mortgage funds; overbuilding; extended
vacancies of properties; increases in
competition, property taxes and
operating expenses; changes in zoning
laws; costs resulting from the clean-up
of, and liability to third parties
resulting from, environmental problems;
casualty for condemnation losses;
uninsured damages from floods,
earthquakes or other natural disasters;
limitations on and variations in rents;
and changes in interest rates. REITs are
subject to substantial cash flow
dependency, defaults by borrowers,
self-liquidation, and the risk of
failing to qualify for tax-free
pass-through of income under the
Internal Revenue Code, or other
applicable, of countries REITs are
listed.
------------------------------------------------------------------------------------------------------------------------------------

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

WHO MANAGES THE FUNDS

INVESTMENT MANAGERS

The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For its services to the Funds, the manager was paid aggregate fees of 0.83%, 1.23% and 1.06% of average daily net assets of the Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware and Global Value Fund, respectively, for the last fiscal year, after giving effect to waivers by the manager (if any).

Sub-Advisor. Mondrian Investment Partners Limited, formerly known as Delaware International Advisers, Inc. ("Mondrian"), is currently the sub-advisor for the Delaware Emerging Markets Fund. (Until September 24, 2004, Mondrian served as the manager for the Delaware International Value Equity, Emerging Markets and Global Value Funds; however, since September 25, 2004, Delaware Management Company has served as the Funds' manager.) As sub-advisor, Mondrian is responsible for day-to-day management of the Fund's assets. Although Mondrian serves as sub-advisor, Delaware Management Company has ultimate responsibility for all investment advisory services provided to the Fund and supervises Mondrian's performance as sub-advisor. For its services to the Fund, the manager paid Mondrian sub-advisory fees at an annual rate of 0.30% of average daily net assets for the last fiscal year.

Prior to May 1, 2006, Mondrian served as sub-advisor to the Delaware International Equity Fund; however, beginning on May 1, 2006, Delaware Mangement Company became responsible for day-to-day management of the Fund. For its services to the Fund during the last fiscal year, the manager paid Mondrian sub-advisory fees at an annual raft of 0.20% of average daily net assets.

Prior to March 30, 2006, Mondrian served as sub-advisor to the Delaware Global Value Fund; however, beginning on March 30, 2006, Delaware Management Company became responsible for day-to-day management of the Fund. For its services to the Fund during the last fiscal year, the manager paid Mondrian sub-advisory fees at an annual rate of 0.20% of average daily net assets.

PORTFOLIO MANAGERS

DELAWARE EMERGING MARKETS FUND
Clive Gillmore and Robert Akester have primary responsibility for making day-to-day investment decisions for Delaware Emerging Markets Fund. In making investment decisions for Delaware Emerging Markets Fund, Mr. Gillmore and Mr. Akester regularly consult with Emma R.E. Lewis and a fourteen member international equity team. Mr. Gillmore and Mr. Akester have managed the Fund since its inception.

CLIVE A. GILLMORE, Deputy Managing Director/Senior Portfolio Manager of Mondrian, is a graduate of the Warwick University, England, and the London Business School Investment Program, Mr. Gillmore joined Mondrian in 1990 after eight years of investment experience. His most recent position prior to joining Mondrian was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Prior to that, Mr. Gillmore was an analyst and portfolio manager for Legal and General Investment in the United Kingdom.

ROBERT AKESTER, Senior Portfolio Manager of Mondrian, joined Mondrian in 1996, Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment.

EMMA R. E. LEWIS, Senior Portfolio Manager of Mondrian, is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Mondrian in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the U.K. Society of Investment Professionals.

DELAWARE GLOBAL VALUE FUND
The Delaware International Equity and Delaware Large Cap Value Focus teams have primary responsibility for making day-to-day investment decisions for the Fund.

INTERNATIONAL EQUITY PORTFOLIO SEGMENT - DELAWARE INTERNATIONAL EQUITY TEAM
ZOE A. NEALE, Senior Vice President and Chief Investment Officer, International Equity. Ms. Neale joined Delaware Investments in June 2005 to develop the firm's new international value equity strategies, from Arborway Capital, which she founded in January 2005. Previously she ran the International Value Strategies business at Thomas Weisel Asset Management (TWAM). She joined TWAM when it acquired ValueQuest/TA in 2002. Ms. Neale spent six years at ValueQuest and served as a senior investment professional with portfolio management and global research responsibilities for several sectors. Prior to ValueQuest, she was an assistant vice president and portfolio manager for Anchor Capital Advisors, with generalist research responsibilities. Ms. Neale earned a bachelor's degree in economics from the University of Texas, Austin, and an MBA from Northeastern University.

EDWARD A. "NED" GRAY, CFA, Vice President/Senior Portfolio Manager. Mr. Gray joined Delaware Investments in June 2005 to develop the firm's new international value equity strategies, from Arborway Capital, which he co-founded in January 2005, and where he played an integral role in strategic and portfolio decisions. Mr. Gray previously worked in the investment management business at Thomas Weisel Asset Management, and ValueQuest, which was acquired by TWAM in 2002. At ValueQuest, which he joined in 1987, Mr. Gray served as a senior investment professional with responsibilities for portfolio management, security analysis, quantitative research, performance analysis, global research, back office/investment information systems integration, trading, and client and consultant relations. Prior to ValueQuest, he was a research analyst at the Center for Competitive Analysis. Mr. Gray received his bachelor's degree in history from Reed College and a master of arts in law and diplomacy, in international economics, business and law from Tufts University's Fletcher School of Law and Diplomacy.

DOMESTIC EQUITY PORTFOLIO SEGMENT - DELAWARE LARGE CAP VALUE FOCUS TEAM
D. TYSEN NUTT, JR., Senior Vice President/Senior Portfolio Manager. Mr. Nutt graduated from Dartmouth College with a B.A. He began his investment career in 1983 at Dean Witter Reynolds, Inc. where he advanced to Vice President, Investments. In 1988, he joined investment advisor Van Deventer & Hoch (V&H) where he managed large cap value portfolios for institutional and private clients. As a Senior Vice President at V&H, he was a member of the firm's Management Committee. In 1994, Mr. Nutt moved to the U.S. Active Large Cap Value Team within Merrill Lynch Investment Managers, L.P. (MLIM) and became a Portfolio Manager in 2000. He was a Managing Director at MLIM and managed mutual funds and separate accounts for institutional and private clients. In 2004, Mr. Nutt joined Delaware Investments as Senior Vice President/Senior Portfolio Manager. He is a member of the New York Society of Security Analysts and the CFA Institute.

JORDAN L. IRVING, Vice President/Senior Portfolio Manager. Mr. Irving graduated from Yale University with a BA in American Studies and earned a Special Diploma in Social Studies at Oxford University the following year. In 1998, he joined the U.S. Large Cap Value team within MLIM and became a Portfolio Manager in 2000. He was a Vice President at MLIM and managed mutual funds and separate accounts for institutional and private clients. In 2004, Mr. Irving joined Delaware Investments as Vice President/ Senior Portfolio Manager. While working for MLIM, Mr. Irving competed for the United States National Rowing team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France.

ANTHONY A. LOMBARDI, Vice President/Senior Portfolio Manager. Mr. Lombardi graduated from Hofstra University with a BBA and MBA in Finance. Mr. Lombardi started his financial services career as an Investment Analyst with Crossland Savings, FSB, Brooklyn, NY in 1989. He joined Dean Witter Reynolds, Inc. as a Research Assistant in 1990 and rose to the position of Vice President/Research Analyst. In 1998 he joined the U.S. Active Large Cap Value team within MLIM and became a Portfolio Manager in 2000. He was a Director at MLIM prior to his departure. In 2004, Mr. Lombardi joined Delaware Investments as Vice President/Senior Portfolio Manager. Mr. Lombardi is a Chartered Financial Analyst.

ROBERT A. VOGEL, JR., Vice President/Senior Portfolio Manager. Mr. Vogel graduated from Loyola University in Maryland earning both BBA and MS degrees in Finance. He earned a MBA with a concentration in Finance from the Wharton School of Business at the University of Pennsylvania. Mr. Vogel started his financial services career as a Financial Consultant with Merrill Lynch in 1992. In 1997, he joined MLIM and became a Portfolio Manager with the U.S. Active Large Cap Value team in 1998. He was a Director at MLIM and managed mutual funds and separate accounts for institutional and private clients. In 2004, Mr. Vogel joined Delaware Investments as Vice President/Senior Portfolio Manager. Mr. Vogel is a Chartered Financial Analyst.

DELAWARE INTERNATIONAL VALUE EQUITY FUND
The Delaware International Equity team has primary responsibility for making day-to-day investment decisions for the Fund.

Please see the "International Equity Portfolio Segment - Delaware International Equity Team" section of Delaware Global Value Fund's portfolio manager information for Ms. Neale's and Mr. Gray's business experience.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Fund shares.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments(R) Funds.

                                                          -------------------
                                                           BOARD OF TRUSTEES
                                                          -------------------
----------------------------                                      |                              ---------------------------
    INVESTMENT MANAGER                                    -------------------                            CUSTODIAN
Delaware Management Company      ----------------------        THE FUND      ------------------      JPMorgan Chase Bank
    2005 Market Street                                    -------------------                      4 Chase Metrotech Center
Philadelphia, PA 19103-7094                               |                 |                         Brooklyn, NY 11245
----------------------------                ---------------------------     |                    ----------------------------
                   |                              DISTRIBUTOR               |
                   |                        Delaware Distributors, L.P.     ------------------------------
---------------------------------               2005 Market Street                    SERVICE AGENT
        SUB-ADVISOR                         Philadelphia, PA 19103-7094      Delaware Service Company, Inc.
Mondrian Investment Partners Ltd.           ---------------------------            2005 Market Street
  80 Cheapside, Third Floor                              |                   Philadelphia, PA 19103-7094
  London, England EC2V 6EE                               |                  ------------------------------
---------------------------------        ------------------------------------      |
                   |                     FINANCIAL INTERMEDIARY WHOLESALER         |
                   |                     Lincoln Financial Distributors, Inc.      |
----------------------------                     2001 Market Street                |
  PORTFOLIO MANAGERS                         Philadelphia, PA 19103-7055           |
(see page 23 for details)                ------------------------------------      |
----------------------------                                            |          |
                                                                   ------------------
                                                                   FINANCIAL ADVISORS
                                                                   ------------------
                                                                           |
                                                                      ------------
                                                                      SHAREHOLDERS
                                                                      ------------

BOARD OF TRUSTEES A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. However, the Funds rely on certain exemptive rules adopted by the SEC that require the Board of Trustees to be comprised of a majority of such independent Trustees. These independent Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs. Most management contracts provide for the investment manager to receive an annual fee based on a percentage of the fund's average daily net assets. The investment manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises. The investment manager has delegated certain responsibilities mentioned above to the sub-advisor.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

SUB-ADVISOR A sub-advisor is a company generally responsible for the management of the fund's assets or some portion thereof. The sub-advisor is selected and supervised by the investment manager. The investment manager has delegated certain responsibilities (described under the "Investment manager" section above) to the sub-advisor.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager and/or sub-advisor to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

About your account

INVESTING IN THE FUNDS

Institutional Class shares are available for purchase only by the following:

     o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

     o tax-exempt employee benefit plans of the Funds' investment manager or its affiliates and of securities dealer firms with a selling agreement with the Distributor;

     o institutional advisory accounts (including mutual funds) managed by the Funds' manager or its affiliates and clients of Delaware Investment Advisers, an affiliate of the manager, as well as affiliates, corporate sponsors, subsidiaries and related employee benefit plans and rollover individual retirement accounts of or from such institutional advisory accounts;

     o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

     o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of the Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

     o certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's investment manager, Distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services; or

     o programs sponsored by financial intermediaries where such program requires the purchase of Institutional Class shares.

Delaware Emerging Markets Fund is presently closed to new investors. Existing shareholders of the Fund, which includes participants of retirement plans that offer the Fund on their investment platform, may continue to purchase shares.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You may exchange all or part of your investment in one or more Delaware Investments(R) Funds for shares of other Delaware Investments(R) Funds. Please keep in mind, however, that you may not exchange your shares for Class B, Class C or Class R shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day's closing share price, which is based on the Fund's net asset value (NAV). If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. We price any fixed-income securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION

When the Funds use fair value pricing, they may take into account any factors they deem appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, each Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Funds' Board has delegated responsibility for valuing the Funds' assets to a Pricing Committee of the manager, which operates under the policies and procedures approved by the Board as described above.

DOCUMENT DELIVERY

If you have an account in the same Delaware Investments(R) Fund as another person or entity at your address, we are sending you one copy of a Fund's prospectus, annual and semi-annual reports to that address unless you opt otherwise. This will help us reduce the printing and mailing expenses associated with the Funds. We will continue to send one copy of each of these documents to that address until you notify us that you wish individual materials. If you wish to receive individual materials, please call your Client Services Representative at 800 510-4015. We will begin sending you individual copies of these documents 30 days after receiving your request.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You may redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY TELEPHONE
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY WIRE
You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next Business Day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your financial advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

ACCOUNT MINIMUM

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

EXCHANGES

You may generally exchange all or part of your shares for shares of the same class in another Delaware Investments(R) Fund. If you exchange shares to a fund that has a sales charge, you will pay any applicable sales charges on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of another Delaware Investments(R) Fund. We may refuse the purchase side of any exchange request, if, in the investment manager's judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

FREQUENT TRADING OF FUND SHARES

Each Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to each Fund and its shareholders, such as market timing. Each Fund will consider anyone who follows a pattern of market timing in any Delaware Investments(R) Fund or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term "roundtrips" -- that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter as a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, each Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. Each Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use a Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. Each Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of a Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund's current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

Each Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require a Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Fund's performance if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and the fund's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES Each Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity by multiple accounts under common ownership, control or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds will attempt to apply their monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts, the Funds may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of a Fund and its agents to detect market timing in Fund shares, there is no guarantee that a Fund will be able to identify these shareholders or curtail their trading practices. In particular, a Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Each Fund has elected to be treated as regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Dividends and capital gains, if any, are paid annually for each of the Funds. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution. We automatically reinvest all dividends and any capital gains.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Mutual funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid "Buying A Dividend." If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments(R) Fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements.

THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN A FUND.

OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

HIGH-YIELD, HIGH RISK SECURITIES Delaware Emerging Markets Fund and Delaware Global Value Fund may invest in high-yield, high risk foreign fixed-income securities. In the past, in the opinion of the Fund's portfolio managers, the high-yields from these bonds have more than compensated for their higher default rates. There can be no assurance, however, that yields will continue to offset default rates on these bonds in the future. The Funds' portfolio managers intend to maintain adequately diversified portfolios of stocks and bonds. While diversification can help to reduce the effect of an individual default on a Fund, there can be no assurance that diversifying the Funds' investments will protect the Funds from widespread bond defaults brought about by a sustained economic downturn.

Medium- and low-grade bonds held by a Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or foreign governments or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

FOREIGN CURRENCY TRANSACTIONS Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. Each Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Each Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

Each Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

When the Fund's portfolio managers believe that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, a Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize gains or losses from currency transactions.

CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS AND SIMILAR INVESTMENT VEHICLES The Funds may accept investments from funds of funds, including those offered by the Delaware Investments(R) Funds, as well as similar investment vehicles, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on both the Funds and the funds of funds as a result of these transactions.

MANAGER OF MANAGERS STRUCTURE

At a shareholder meeting held on March 23, 2005 (or as adjourned), the Funds' shareholders approved a "manager of managers" structure that would permit Delaware Management Company, the Funds' investment manager, to appoint and replace sub-advisors, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Funds, subject to Board approval but without shareholder approval (the "Manager of Managers Structure"). While Delaware Management Company does not currently expect to use the Manager of Managers Structure with respect to the Funds, Delaware Management Company may, in the future, recommend to the Funds' Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Funds' portfolio if it believes that doing so would be likely to enhance the Funds' performance by introducing a different investment style or focus.

The ability to implement the Manager of Managers Structure with respect to the Funds is contingent upon the receipt of an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") or the adoption of a rule by the SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Funds may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Funds' application for an exemptive order or adopt such a rule.

The Manager of Managers Structure would enable the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The Manager of Managers Structure would not permit investment management fees paid by the Funds to be increased without shareholder approval or change Delaware Management Company's responsibilities to the Funds, including Delaware Management Company's responsibility for all advisory services furnished by a sub-advisor.

Financial highlights

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand a Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-510-4015.

                                                                                                              INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Year ended
                                                                                                                            11/30
Delaware International Value Equity Fund                             2005          2004          2003          2002          2001
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $16.410       $13.400       $11.060       $12.410       $15.760

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(1)                                            0.439         0.305         0.218         0.120         0.189

Net realized and unrealized gain (loss) on investments
   and foreign currencies                                           1.614         2.902         2.637        (0.998)       (1.205)
                                                                  -------       -------       -------       -------       -------

Total from investment operations                                    2.053         3.207         2.855        (0.878)       (1.016)
                                                                  -------       -------       -------       -------       -------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                              (0.108)       (0.197)       (0.126)       (0.162)       (0.240)

Net realized gain on investments                                   (0.145)           --        (0.389)       (0.310)       (2.094)
                                                                  -------       -------       -------       -------       -------

Total dividends and distributions                                  (0.253)       (0.197)       (0.515)       (0.472)       (2.334)
                                                                  -------       -------       -------       -------       -------

NET ASSET VALUE, END OF PERIOD                                    $18.210       $16.410       $13.400       $11.060       $12.410
                                                                  =======       =======       =======       =======       =======
TOTAL RETURN(2)                                                    12.67%        24.21%        27.29%        (7.29%)       (8.14%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                          $276,499      $178,048      $102,974       $56,127       $75,790

Ratio of expenses to average net assets                             1.18%         1.40%         1.74%         1.83%         1.69%

Ratio of net investment income to average net assets                2.54%         2.08%         1.90%         1.02%         1.42%

Portfolio turnover                                                    14%            7%           14%           23%           15%
---------------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                                                                                                              INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Year ended
                                                                                                                            11/30
Delaware Emerging Markets Fund                                       2005          2004          2003          2002          2001
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $14.610       $10.920        $7.260        $6.940        $6.630

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(1)                                            0.349         0.256         0.134         0.199         0.188

Net realized and unrealized gain (loss) on investments
   and foreign currencies                                           3.579         3.659         3.717         0.269         0.169
                                                                  -------       -------       -------        ------        ------

Total from investment operations                                    3.928         3.915         3.851         0.468         0.357
                                                                  -------       -------       -------        ------        ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                              (0.124)       (0.225)       (0.191)       (0.148)       (0.047)

Net realized gain on investments                                   (0.384)           --            --            --            --
                                                                  -------       -------       -------        ------        ------

Total dividends and distributions                                  (0.508)       (0.225)       (0.191)       (0.148)       (0.047)
                                                                  -------       -------       -------        ------        ------

NET ASSET VALUE, END OF PERIOD                                    $18.030       $14.610       $10.920        $7.260        $6.940
                                                                  =======       =======       =======        ======        ======

TOTAL RETURN(2)                                                    27.73%        36.34%        54.52%         6.88%         5.40%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                          $255,608       $63,732        $6,131        $2,753        $2,182

Ratio of expenses to average net assets                             1.72%         1.66%         1.70%         1.70%         1.70%

Ratio of expenses to average net assets prior to expense
  limitation                                                        1.72%         1.82%         2.36%         2.69%         2.43%

Ratio of net investment income to average net assets                2.15%         2.06%         1.53%         2.71%         2.64%

Ratio of net investment income to average net assets prior to
   expense limitation                                               2.15%         1.90%         0.87%         1.72%         1.91%

Portfolio turnover                                                    25%           34%           55%           33%           36%
---------------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return also reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                                                                              INSTITUTIONAL CLASS
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Year ended
                                                                                                                            11/30
Delaware Global Value Fund                                           2005          2004          2003          2002          2001
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $10.840        $8.730        $6.260        $7.410        $8.340

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(1)                                            0.148         0.180         0.131         0.161         0.149

Net realized and unrealized gain (loss) on investments
   and foreign currencies                                           1.237         2.053         2.476        (1.101)       (0.370)
                                                                  -------       -------        ------        ------        ------

Total from investment operations                                    1.385         2.233         2.607        (0.940)       (0.221)
                                                                  -------       -------        ------        ------        ------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                              (0.040)      (0.123)        (0.137)       (0.143)       (0.188)

Net realized gain on investments                                   (0.485)           --            --        (0.067)       (0.521)
                                                                  -------       -------        ------        ------        ------

Total dividends and distributions                                  (0.525)       (0.123)       (0.137)       (0.210)       (0.709)
                                                                  -------       -------        ------        ------        ------

NET ASSET VALUE, END OF PERIOD                                    $11.700       $10.840        $8.730        $6.260        $7.410
                                                                  =======       =======        ======        ======        ======

TOTAL RETURN(2)                                                    13.28%        25.91%        42.62%       (13.03%)       (3.09%)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                            $4,576          $667          $300        $3,114        $3,579

Ratio of expenses to average net assets                             1.64%         1.25%         1.25%         1.25%         1.25%

Ratio of expenses to average net assets prior to expense
  limitation                                                        1.83%         1.91%         1.80%         2.32%         3.42%

Ratio of net investment income to average net assets                1.31%         1.89%         1.84%         2.28%         1.91%

Ratio of net investment income (loss) to average net assets
  prior to expense limitation                                       1.12%         1.23%         1.29%         1.21%        (0.26%)

Portfolio turnover                                                    51%           36%           59%           24%           20%
---------------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

HOW TO READ THE
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)
Net investment income (loss) includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from: Net realized gain on investments." Realized and unrealized gain (loss) on foreign currencies represent changes in the U.S. dollar value of assets (including investments) and liabilities denominated in foreign currencies as a result of changes in foreign currency exchange rates.

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income (loss) by average net assets.

PORTFOLIO TURNOVER RATE
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur, for example, if a Fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

Glossary

HOW TO USE THIS GLOSSARY

This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

--------------------------------------------------------------------------------

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

APPRECIATION
An increase in the value of an investment.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is typically inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

CITIGROUP WORLD EX-U.S. EMI (EXTENDED MARKET INDEX)
The Citigroup World ex-U.S. EMI is a U.S. dollar denominated float weighted equity index of companies located outside the United States with a market capitalization of $100 million or larger available to investment. This index consists of the companies in the lowest 20% in market capitalization within the Citigroup Global Equity Broad Market Index.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

COST BASIS
The original purchase price of an investment; used in determining capital gains and losses.

CURRENCY EXCHANGE RATES
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic, and other factors.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment manager for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ACWI (ALL COUNTRY WORLD INDEX) INDEX(SM)
The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of May 2005 the MSCI ACWI consisted of the following 49 developed and emerging market country indices:
Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore Free, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, The United Kingdom, the United States and Venezuela.

MSCI EAFE(R) (EUROPE, AUSTRALASIA, FAR EAST) INDEX
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of May 2005 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI EMERGING MARKETS INDEX(SM)
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of May 2005 the MSCI Emerging Markets Index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistank Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

NASD
The independent subsidiary of the National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), Duff & Phelps, Inc. (Duff), and Fitch, Inc. (Fitch).

NET ASSETS
The total value of all assets in a fund's portfolio, less any liabilities.

NET ASSET VALUE (NAV)
The daily value of one mutual fund share, generally equal to a fund's net assets divided by the number of shares outstanding.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual funds.

SHARE CLASSES
Different classifications of shares, Mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
A document that provides more information about a fund's organization, management, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

APPENDIX A - BOND RATINGS

Excerpts from Moody's description of its bond ratings: Aaa -- judged to be the best quality. They carry the smallest degree of investment risk; Aa -- judged to be of high quality by all standards; A -- possess favorable attributes and are considered "upper medium" grade obligations; Baa -- considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba -- judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B -- generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa -- are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca -- represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C -- the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA -- highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA -- also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A -- strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB -- regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC -- regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C -- reserved for income bonds on which no interest is being paid; D -- in default, and payment of interest and/or repayment of principal is in arrears.

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE in the Funds' annual and semiannual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period covered by the report. You can find more information about the Funds in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI, or if you have any questions about investing in these Funds, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7057, or call toll-free 800 510-4015. The Funds' SAI annual and semi-annual reports to shareholders are also available, free of charge, through the Funds' internet Web site (www.delawareinvestments.com). You may also obtain additional information about the Funds from your financial advisor.

You can find reports and other information about the Funds on the EDGAR database on the SEC Web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group

CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE
800 510-4015

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

[] For convenient access to account information or current performance information on all Delaware Investments(R) Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE FUND SYMBOLS

                                                         CUSIP         Nasdaq
                                                         -----         ------
Delaware International Value Equity Fund
(Institutional Class)                                   245914403       DEQIX
Delaware Emerging Markets Fund
(Institutional Class)                                   245914817       DEMIX
Delaware Global Value Fund
(Institutional Class)                                   245914676       DABIX

Investment Company Act file number: 811-6324

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PR-048 [11/05] IVES 3/06                                             MF06-03-080
                                                                         PO10918